SECURITIES PURCHASE AGREEMENT
证券购买协议

Dated as of March_________________, 2010
于2010年11月___日

between

MOQIZONE HOLDING CORPORATION

摩奇地带控股公司
and

SECURITIES PURCHASE AGREEMENT
证券购买协议

This SECURITIES PURCHASE AGREEMENT (the “Agreement”) is dated as of _________________, 2010 by and among Moqizone Holding Corp., a Delaware corporation, (the “Company”) and __________(the “Purchaser”).

本证券购买协议(“本协议”或“协议”)于2010年——月___日，由摩奇地带控股公司（特拉华州注册公司，“公司”）和————————（“购买人”）双方合意签订。

RECITALS

前言

WHEREAS, the Company and the Purchaser(s) are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation S (“Regulation S”) as promulgated under the Securities Act;

鉴于，根据美国证监会在修订的1933年证券法（“证券法”）的基础上制定的规则D 和/或规则S，和/或证券法条文4（2）下的豁免规定，公司和购买人在此签署和交换本协议。

WHEREAS, the Company is offering units of its securities (the “Units”) to the Purchaser, each Unit shall consist of (i) one (1) share of the Company’s  Series C Convertible Preferred Stock, par value $0.01 per share (the “Preferred Shares”), convertible into one share of the Company’s common stock, par value $0.01 per share (the “Common Stock”), and (ii) a Series C Warrant (the “Series C Warrant”) and Series D Warrant (the “Series D Warrant”, collectively the “Warrants”), with each Warrant exercisable to purchase that number of shares of Common Stock as shall be equal to fifty percent (50%) of the number of Units purchased by the Purchaser;

鉴于，公司在此要约出售证券单元（“（投资）单元”），每个单元应包括(i) 公司的C系列优先股，票面价值每股美元0.01（“优先股”），每股优先股可转换成一股公司普通股，票面价值每股美元0.01（“普通股”）；以及(ii) 公司C系列期权 （“C系列期权”）和D系列期权（“D系列期权”， 与C系列期权统称“期权”），每系列期权行权时可以购买的公司普通股的股份数为购买人购买的单元总数的50%。

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

鉴于此，公司和购买人认同双方经仔细考虑和双方合意，在此就以下内容表示同意：

ARTICLE I
第一条
Purchase and Sale of the Units
优先股的购买和销售

Section 1.1        Purchase and Sale of Units. Upon the following terms and conditions, the Company is offering Units to the Purchaser consisting of (i) one (1) share of the Company’s Preferred Shares, convertible into one (1) share of the Common Stock of the Company, (ii) a Series C Warrant (as defined below), and (iii) a Series D Warrant (as defined below). The designations, preferences and rights, and other terms and provisions of the Preferred Shares are set forth in the Certificate of Designation, Preferences and Rights of the Series C Convertible Preferred Stock, substantially in the form attached hereto as Exhibit B (the “Series C Certificate of Designation”).

第1．1节    投资单元的购买和销售。在以下条款和前提下，公司向购买人要约销售公司的投资单元，包括(i) 公司C系列优先股，每股可转换为公司的一股普通股，(ii) C系列期权（定义如下），以及(iii) D系列期权 （定义如下）。优先股的分配、权利、优先权和其他条款请参见本协议附件B优先股股权证书（“C系列股权证书”）。

Section 1.2        Warrants. 期权
(a)
As part of the Units, the Purchaser shall be issued, two series of Warrants, with each Warrant entitling the Purchaser or any subsequent holder of such Warrants to purchase that number of shares of Common Stock as shall be equal to fifty percent (50%) of the number of Units purchased by the Purchaser.

作为投资单元的一部分，公司应向购买人发行两个系列的期权，每系列期权在行权时可以购买的公司普通股股份数相当于购买人购买的投资单元总数50%

(b)
The Series C non-callable Warrant, substantially in the form attached hereto as Exhibit C, shall expire three (3) years following the Closing Date, and shall have an initial exercise price of $2.50 per share of Common Stock, subject to certain adjustments, as provided therein.

C系列不可赎回期权，见附件C，应在交割结算日3年内有效，最初行权价格为2.50美元/股，但受制于本协议中可能的价格调整。
(c)
The Series D non-callable Warrant, substantially in the form attached hereto as Exhibit D, shall expire three (3) years following the Closing Date, and shall have an initial exercise price of $3.00 per share of Common Stock, subject to certain adjustments, as provided therein.

D系列不可赎回期权，见附件D，应在交割结算日内3年有效，最初行权价格为3.00美元/股，但受制于本协议中可能的价格调整。

Section 1.3       Conversion and Warrant Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a number of shares of Common Stock equal to one hundred ten percent (110%) of the number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of all of the Preferred Shares and the exercise of the Warrants then outstanding. Any shares of Common Stock issuable upon conversion of the Preferred Shares and exercise of the Warrants (and such shares when issued) are herein referred to as the “Conversion Shares” and the “Warrant Shares”, respectively. The Preferred Shares, the Conversion Shares and the Warrant Shares are sometimes collectively referred to herein as the “Shares”.

第1．3节   转换股和期权行权股。公司已授权、保留并且同意在不附加任何其他条件的前提下继续保留，为优先股随时转换为普通股和期权行权为普通股的股份数的110%的普通股股份。任何优先股转换的普通股在此称为“转换股”，任何期权行权的普通股在此称为“期权行权股”。优先股、转换股和期权行权股有时会统称为“股份”/“股票”。

Section 1.4        Purchase Price and Closing.
第1.4 节  购买价格和交割。
(a)
Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Purchaser and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Purchaser agrees to purchase for $2.25 per Unit, that number of Units as are set forth on the signature page of this Agreement (the “Purchase Price”). The Purchaser shall purchase (i) a minimum of 444,445 Units for an aggregate purchase price as to all such Units of not less than $1,000,001.25 (“Minimum Offering Amount”), and (ii) a maximum of 2,500,000 Units for an aggregate purchase price as to all such Units of not more than $5,625,000 (the “Maximum Offering Amount”), provided, however that the Company, in its sole discretion, shall have the right to increase the Maximum Offering Amount to 22,500,000 Units or $10,000,000.

在以下条款和前提下，公司同意向购买人发行并出售；根据本协议的说明、保证、约定和条款规定，购买人同意以美元2.25每单元的价格 （“购买价格”）购买投资单元，购买数额见本协议签字页确定的数目。购买最小投资单元数为500,000单元，总额不少于美元41,125,000 (“最小购买数额”)；最大投资为2,500,000投资单元，不超过美元5,625,000（“最大购买数额”），但公司可以自行决定提高最大购买数额至3,000,000投资单元或6,750,000美元。
(b)
Provided that the Offering shall have been subscribed for, funds representing the sale thereof shall have cleared, and all conditions to closing have been satisfied or waived, the closing of the purchase and sale of the Units shall take place at the offices of Leser Hunter Taubman & Taubman, 17 State Street, 20th Floor, New York, NY 10004, (the “Closing”) no later than March 15, 2010, which date may be extended for an additional 60 days at the sole discretion of the Company if the Minimum Offering Amount is not achieved (the “Closing Date”).

在购买人决意购买，购买资金到位，其他交割条件被满足或豁免的情况下，优先股的购买和出售应当在LHTT律师事务所交割结算（“交割结算”）。LHTT律师事务所位于美国纽约州纽约市州街17号2000室，邮编10004。交割应当于2010年1月——日之前完成，但如果最小购买数额没有达到，公司可以自行决定延长交割时间（“交割日”）。

(c)
Pending receipt of good funds representing not less than the Minimum Offering Amount, all funds received shall be deposited and held in escrow in a special escrow account by Wilmington Trust Company, 1100 North Market Street, Wilmington, Delaware, 19890 (the “Escrow Agent”).  In the event that the Minimum Offering Amount shall not have been subscribed to and good funds received by the Closing Date, all funds shall be returned to subscribers without interest or deduction, all as provided in the Closing Escrow Agreement between the Company, the Purchaser and the Escrow Agent in the form of Exhibit F annexed hereto and made a part hereof (the “Closing Escrow Agreement”).

在所有超过最小购买数额的资金到位的情况下，所有收到的资金应注入纽约州纽约市迈迪森大道261号的Wilmington银行（“托管代理人”）的特定托管账户。如果最小购买数额的资金在交割结算日没有注入，所有已经到位的资金应根据公司、购买人和托管代理人之间签订的托管协议（为本协议附件F，“交割结算托管协议”）不附加利息或扣减退还给入资人。

(d)
Subject to the terms and conditions of this Agreement, at the Closing the Company shall deliver or cause to be delivered to the Purchaser (i) a certificate for such number of Preferred Shares, (ii) the Warrants to purchase such number of shares of Common Stock, each as is set forth opposite the name of the Purchaser on the signature page hereof, and (iii) any other documents required to be delivered pursuant to this Agreement.  At the time of the Closing, the Purchaser shall have delivered its Purchase Price by wire transfer to the escrow account pursuant to the Closing Escrow Agreement.  The Company may also, in its sole discretion, terminate the Offering if the Minimum Offering Amount is not achieved and return the funds deposited in escrow, in accordance with the Closing Escrow Agreement.

根据本协议的规定，在交割时公司应向购买人送达或使他人向购买人送达 (i) 写有购买人名字的优先股股权证书， (ii) 写有购买人名字的期权证书，以及(iii) 其他任何根据本条款应送达的文件。在交割时，购买人应根据交割托管协议向托管账户汇入其购买资金。公司根据交割托管协议的规定，在最小购买数额没有达到的情况下，可以自行决定终止要约出售并将托管账户中的资金退回。

ARTICLE II

Representations and Warranties

Section 2.1           Representations and Warranties of the Company, its Subsidiaries. The Company hereby represents and warrants to the Purchaser on behalf of itself, its Subsidiaries (as hereinafter defined), as of the date hereof (except as set forth on the Schedule of Exceptions attached hereto with each numbered Schedule corresponding to the section number herein), as follows:

第2．1节      公司和其子公司的陈述和保证。公司在此代表其本身以及其子公司，就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a)     Organization, Good Standing and Power. The Company, each of its Subsidiaries is a corporation or other entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization (as applicable) and respectively, has the requisite corporate power to own, lease and operate its properties and assets and to conduct its business as it is now being conducted.  Except as set forth on Schedule 2.1(a), the Company and each of its Subsidiaries is duly qualified to do business and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary except for any jurisdiction(s) (alone or in the aggregate) in which the failure to be so qualified will not have a Material Adverse Effect (as defined in Section 2.1(g) hereof).
组织、合法持续性和权力。公司以及其每一个子公司都是在其管辖区内依法成立的，有效存续的经济实体，各自都有必需的公司权力来持有、出租和操作其财产和资产，并进行合法的商业运作。除非披露表2.1(a)有不同的规定，公司以及其每一个子公司在其每个有商业行为和资产的管辖区内有合法资格进行经营并有良好的经营持续性，除了一些管辖，如果公司不能在这些区域内有合法资格经营也不会对公司的产生重大不良影响。

(b)     Corporate Power; Authority and Enforcement. The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Registration Rights Agreement, substantially in the form attached hereto as Exhibit E (the “Registration Rights Agreement”), the Closing Escrow Agreement, and collectively, with this Agreement, the Registration Rights Agreement, the Series C Certificate of Designations, and the Warrants (collectively, the “Transaction Documents”) and to issue and sell the Units in accordance with the terms hereof. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly and validly authorized by all necessary corporate action, and no further consent or authorization of the Company or its Board of Directors or stockholders is required.  Each of the Transaction Documents constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditor’s rights and remedies or by other equitable principles of general application.

公司权力；授权和执行。公司有必须的公司权力和授权来签订和履行本协议下的义务，本协议附件C的注册登记权协议（“注册登记权协议”），本协议附件D的由托管代理、公司和购买人签订的托管协议（“交割托管协议”）和C系列股权证书，期权书（统称“交易文件”）。公司有必须的权力和授权按照本协议的规定来发行和出售优先股。公司对交易文件的签署、送达和履行和完成在此由所有必要的公司行为合法有效授权，不需要再由公司或董事会或股东会进一步的同意或授权。每一个交易文件在签署和送达时包括且应包括对于公司有效和有约束力的执行义务，除非适用的破产、解散、重组、延期偿付、清算、委托管理或其他有关的法律或其他衡平法原则会限制债权人的权利和补救。

(c)     Capitalization. The authorized capital stock of the Company and the shares thereof currently issued and outstanding as of September 30, 2009 is set forth in the Company’s Form 10-Q for the period ended September 30, 2009 (the “Form 10-Q”), except as set forth in the on Schedule 2.1(c) hereto, is the authorized and issued and outstanding capital stock of the Company as at the date hereof.  All of the issued and outstanding shares of the Common Stock have been duly and validly authorized. Except as contemplated by the Transaction Documents, as set forth in the Form S-1, or as set forth on Schedule 2.1(c) hereto:
股本。在公司2009年9月30日财政年度季度报表现10-Q中披露的公司授权的股本和目前发行的流通的股票，除本协议批露表2.1(c)之外，都已合法授权和发行。所有发行的流通的普通股都已获合法有效授权。除非交易文件或披露表2.1(c)或注册登记表S-1有其他规定：

(i) no shares of Common Stock are entitled to preemptive, conversion or other rights and there are no outstanding options, warrants, scrip, rights to subscribe to, call or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company;

不存在有优先配股权、转换权或其他权利的普通股；不存在流通的期权、认购权、承诺购买权、或转换成公司股本的任何股份的其他权利。

(ii)  there are no contracts, commitments, understandings, or arrangements by which the Company is or may become bound to issue additional shares of  capital stock of the Company or options, securities or rights convertible into shares of capital stock of the Company;
不存在公司为一方当事人或受其约束的合同、承诺、备忘录或安排，公司需要因此而发行额外股本股份或发行期权、证券或转换股而获得公司的股本股份。

(iii) the Company is not a party to any agreement granting registration or anti-dilution rights to any person with respect to any of its equity or debt securities;
公司没有在任何协议中同意对任何股权证券或债权证券给予登记注册权和反稀释权。

(iv) the Company is not a party to, and it has no knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of the Company.
公司没有在任何协议中同意或承诺对公司股本的任何股份的投票权和股份转让进行限制。

The offer and sale of all capital stock, convertible securities, rights, warrants, or options of the Company issued prior to the Closing complied with all applicable federal and state securities laws, except where non-compliance would not have a Material Adverse Effect.  The Company has furnished or made available to the Purchaser true and correct copies of the Company’s Certificate of Incorporation, as amended and in effect on the date hereof (the “Certificate”), and the Company’s Bylaws, as amended and in effect on the date hereof (the “Bylaws”).  Except as restricted under applicable federal, state, local or foreign laws and regulations, the Certificate, the Series C Certificate of Designations or the Transaction Documents, or as set forth on Schedule 2.1 (c), no written or oral contract, instrument, agreement, commitment, obligation, plan or arrangement of the Company shall limit the payment of dividends on the Company’s Preferred Shares, or its Common Stock.
公司在本次交易交割结算前发行的所有股本股票、可转证券、权益、期权的买卖都符合适用的联邦和州证券法的规定，除非这些违反不会对公司有重大不利影响。公司向购买人提供了真实的公司成立协议副本（“公司成立协议”）和公司章程副本（“公司章程”）。除了适用的联邦、州、当地、国外法律和规则，公司成立协议，优先股股权说明，本交易文件以及披露表2.1 (c)中的限制外，不存在任何书面或口头的合同、工具、协议、承诺、义务、计划或安排限制公司就其发行的普通股或优先股分配股息。

(d)     Issuance of Shares. The Units, the Preferred Shares and the Warrants to be issued at the Closing have been duly authorized by all necessary corporate action and the Preferred Shares, when paid for or issued in accordance with the terms hereof, shall be validly issued and outstanding, fully paid and non-assessable and entitled to the rights and preferences set forth in the Series C Certificate of Designations. When the Conversion Shares and the Warrant Shares are issued in accordance with the terms of the Series C Certificate of Designations and the Warrants, respectively, such shares will be duly authorized by all necessary corporate action and validly issued and outstanding, fully paid and non-assessable, and the holders shall be entitled to all rights accorded to a holder of Common Stock.
股份的发行。本交易结算时应发行的投资单元、优先股和期权已经必要的公司行为授权。优先股在支付和发行时应符合本交易文件的要求，有效发行和流通，并享有优先股股权说明中的所列的所有权利。转换股和期权可转股票在支付和发行时应符合本交易文件的要求，经必要的公司行为授权，有效发行和流通，并享有优先股股权说明和期权书中所列的所有权利。

(e)     Subsidiaries. Schedule 2.1(e) hereto sets forth each Subsidiary of the Company, showing the jurisdiction of its incorporation or organization and showing the percentage of ownership of each Subsidiary. There are no outstanding preemptive, conversion or other rights, options, warrants or agreements granted or issued by or binding upon any Subsidiary for the purchase or acquisition of any shares of capital stock of any Subsidiary or any other securities convertible into, exchangeable for or evidencing the rights to subscribe for any shares of such capital stock. Except as disclosed in the Form 10-Q, neither the Company nor any Subsidiary is subject to any obligation (contingent or otherwise) to repurchase or otherwise acquire or retire any shares of the capital stock of any Subsidiary or any convertible securities, rights, warrants or options of the type described in the preceding sentence. Neither the Company nor any Subsidiary is party to, nor has any knowledge of, any agreement restricting the voting or transfer of any shares of the capital stock of any Subsidiary.  For the purposes of this Agreement, “Subsidiary” shall mean any corporation or other entity of which at least a majority of the securities or other ownership interests having ordinary voting power (absolutely or contingently) for the election of directors or other persons performing similar functions are at the time owned directly or indirectly by the Company and/or any of its other Subsidiaries. All of the outstanding shares of capital stock of each Subsidiary has been duly authorized and validly issued, and are fully paid and non-assessable.
子公司。披露表2.1(e)列明了公司的每一个子公司，说明每个子公司的公司注册地以及对每个子公司的持股比例。除非季度报表10Q作不同披露，任何子公司不存在因购买或收购其股本股份而发行或授权的流通的优先配股权、转换权或其他权利、期权、认购权或协议；或任何可以转换/购买/交换其股本股份的证券或权益。公司和其子公司不存在任何义务来回购或收购或撤回任何子公司的股本股份也不存在任何可以转换/购买/交换其股本股份的证券或权益。出于本协议的目的，“子公司”应指公司和/或其他子公司直接或间接持有该公司或企业实体多数投票权股份来选举公司董事或类似于公司董事的其他公司成员的实体。每个子公司的流通股本股份已有效授权和发行，并已支付全部对价且不得加追缴。

(f)           Commission Documents, Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including the Form 10-Q and other material filed pursuant to Section 13(a) or 15(d) of the Exchange Act (all of the foregoing including filings incorporated by reference therein being referred to herein as the “Commission Documents”). The Company has not provided to the Purchaser any material non-public information or other information which, according to applicable law, rule or regulation, was required to have been disclosed publicly by the Company but which has not been so disclosed, other than (i) with respect to the transactions contemplated by this Agreement, or (ii) pursuant to a non-disclosure or confidentiality agreement signed by the Purchaser.  At the time of the respective filings, the Form 10-K’s and the Form 10-Q’s complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder and other federal, state and local laws, rules and regulations applicable to such documents.  As of their respective filing dates, none of the Form 10-K’s or Form 10-Q’s contained any untrue statement of a material fact; and none omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the Commission Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the Commission or other applicable rules and regulations with respect thereto. Such Financial Statements have been prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements), and fairly present in all material respects the consolidated financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).
证监会文件、财务报表。根据修订后的1934年证券交易法（“交易法”）的要求，公司向证监会申报了所有的报告、批露表、表格、说明书和其他文件，包括根据交易法第13(a) 或15(d) 节申报的材料（所有上述申报材料在本协议中统称为“证监会文件”）。根据相关适用法的规定，公司没有向购买人批露任何应当首先向公众批露而未批露的内部信息，但不包括(i) 与本协议中的交易相关的信息，或(ii) 根据购买人签署的不公开或内部保密协议而批露的信息。在每一次申报时，表格10K和表格10Q都符合交易法的要求和证监会的规则以及其他联邦、州和当地的适用的法律、法规和规则。在每一次申报时，表格10K或表格10Q都没有对重大事实的不实陈述，也没有遗漏重大事实或必要的信息，进行误导。证监会文件中包含的公司财务报表都符合当关的会计规则要求，证监会的相关公告规则和其他适用的法规和规则。这些财务报表都符合美国一般会计准则的要求，并在一定时期内保持数据一致（除非(i) 财务报表或记录中作不同的说明， 或(ii) 在未经审计的内部财务报表的情况下，报表可能不包含脚注或进行简化或为概要性报表），并真实反映该季度内的公司合并财务情况，经营状况和该季度结束时的现金流（但在未审计的财务报表的情况下，应以正常年度结束时的调整数据为准）。

(g)     No Material Adverse Effect. As at the date of this Agreement, the Company, and its Subsidiaries have not experienced or suffered any Material Adverse Effect. For the purposes of this Agreement, “Material Adverse Effect” shall mean (i) any material adverse effect upon the assets, properties, financial condition, business or prospects of the Company, and its Subsidiaries, when taken as a consolidated whole, and/or (ii) any condition, circumstance, or situation that would prohibit or otherwise materially interfere with the ability of the Company to perform any of its material covenants, agreements and obligations under this Agreement or any other Transaction Document.
无重大负面影响。自从2009年6月30日至本协议签订之日，公司和子公司没有任何重大负面影响。出于本协议的目的，“重大负面影响”应指(i)任何公司以及在合并报表的情况下的子公司的经营、运作、财产或财务有任何重大负面影响的事件，和/或(ii)只要在任何条件、情况下会从任何重大方面阻止或重大干涉公司履行本协议下的任何重大承诺、协议和义务。

(h)     No Undisclosed Liabilities.  Other than as disclosed in the Form 10-Q or on Schedule 2.1(h) to the knowledge of the Company, neither the Company, nor any of the Subsidiaries has any liabilities, obligations, claims or losses (whether liquidated or unliquidated, secured or unsecured, absolute, accrued, contingent or otherwise) other than those incurred in the ordinary course of the Company’s and the Subsidiaries’ respective businesses since September 30, 2009 and which, individually or in the aggregate, do not or would not have a Material Adverse Effect.
无未披露的义务。除了披露表2.1(h)或季表10-Q中所列的事项外，公司和其子公司没有任何未披露的义务、责任、诉讼或损失（不论是可清算的或不可清算的，有担保的或未担保的，全部的或计息的；附随的或其他），但2009年3月31日后公司和子公司在日常经营中产生的义务、责任、诉讼或损失，如果对于公司或子公司无重大负面影响，不应计入未披露的义务之内。

(i)     No Undisclosed Events or Circumstances. To the Company’s knowledge, no event or circumstance has occurred or exists with respect to the Company, the Subsidiaries or their respective businesses, properties, operations or financial condition, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.
无未披露事件或情况。在公司知道的范围内，不存在根据适用的法律、规则或法规，应进行公共披露或公告而未披露公告的关于公司、子公司、其经营、财产、运作或财务的事件和情况。

(j)     Indebtedness. The Financial Statements, as at the respective dates thereof, set forth all outstanding secured and unsecured Indebtedness of the Company on a consolidated basis, or for which the Company, or the Subsidiaries have commitments as of the date of Financial Statements or any subsequent period that would require disclosure. For the purposes of this Agreement, “Indebtedness” shall mean (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same should be reflected in the Company’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $100,000 due under leases required to be capitalized in accordance with GAAP.  Neither the Company nor the Subsidiaries is in default with respect to any Indebtedness.

债务。财务报表应在合并的基础上就公司的有担保的和没有担何的债务进行说明，包括公司在财务报表日现有的债务以及之后会承担而要求披露的债务。出于本协议的目的，“债务”应指(a) 任何超过美元25，0000的借款或欠款（但公司正常经营所产生的交易额除外）；(b) 所有关于债务的担保、背书认可或其他附随义务， 不论其是否会在公司的合并资产负债表中体现，但公司日常经营中为存款或集款或类似交易对信用工具的背书进行的担保除外；(c)要求根据GAAP规则进行计账的现有价值超过美元10，0000的任何租金。公司和子公司不存在对任何债务的违约。

(k)     Title to Assets. Except where non-compliance would not have a Material Adverse Effect, each of the Company and the Subsidiaries has good and marketable title to (i) all properties and assets purportedly owned or used by them as reflected in the Financial Statements, (ii) all properties and assets necessary for the conduct of their business as currently conducted, and (iii) all of the real and personal property reflected in the Financial Statements free and clear of any Lien. All leases are valid and subsisting and in full force and effect.
资产所有权。除非不会对公司造成重大不利影响，公司和每个子公司对以下资产有合法有市场价值的所有权（i）所有计入财务报表的其所有和使用的资产和财产，(ii) 目前经营所必需的资产和财产，以及 (iii) 所有没有担保质权的计入财务报表的不动产和个人财产。

(l)     Actions Pending. There is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or Subsidiary which questions the validity of this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby or any action taken or to be taken pursuant hereto or thereto. Except where the same would not have a Material Adverse Effect, there is no action, suit, claim, investigation, arbitration, alternate dispute resolution proceeding or any other proceeding pending or, to the knowledge of the Company, threatened against or involving the Company or any Subsidiary involving any of their respective properties or assets.  To the knowledge of the Company, there are no outstanding orders, judgments, injunctions, awards or decrees of any court, arbitrator or governmental or regulatory body against the Company, the Subsidiaries or any of their respective executive officers or directors in their capacities as such.
未决诉讼。在公司知道的范围内，不存在任何未决的和任何在其他程序中诉讼、索赔、调查、仲裁、争议，针对或涉及公司，任何子公司或任何中国经营实体，会 质疑本协议或交易文件中的其他文件或本交易或相关交易行为的有效性；除非不会对公司公司造成重大不利影响，也没有任何涉及公司、子公司、中国经营实体的各自的财产或资产的相关程序。在公司知道的范围内，不存在任何待执行的判决、判令、禁止令、法庭决定、仲裁决定或政府或监管主体对公司、子公司或其各自的行政管理人员或董事的行政令。

(m)     Compliance with Law.  The Company and the Subsidiaries have all material franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals necessary for the conduct of their respective business as now being conducted by it unless the failure to possess such franchises, permits, licenses, consents and other governmental or regulatory authorizations and approvals, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.
符合法律规定。公司和子公司拥有其进行各自经营所必须的连锁权、许可权、证书、同意或其他政府或监管机构授权和同意，除非公司和子公司不可能合理预期到没有该连锁权、许可权、证书、同意或其他政府或监管机构授权和同意会对公司经营造成重大负面影响。

(n)    No Violation.  The business of the Company and the Subsidiaries is not being conducted in violation of any federal, state, local or foreign governmental laws, or rules, regulations and ordinances of any of any governmental entity, except for possible violations which singularly or in the aggregate could not reasonably be expected to have a Material Adverse Effect. The Company is not required under federal, state, local or foreign law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under the Transaction Documents, or issue and sell the Units, the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares in accordance with the terms hereof or thereof (other than (x) any consent, authorization or order that has been obtained as of the date hereof, (y) any filing or registration that has been made as of the date hereof or (z) any filings which may be required to be made by the Company with the Commission or state securities administrators subsequent to the Closing.)
无违法行为。公司和子公司的经营没有违反任何联邦、州、当地或外国政府的法律或规则、法律、政府实体的政令，除非公司或子公司不能合理预期到该违反会造成重大负面影响。根据联邦、州、当地或外国法、法规或规则的规定，公司不需获得任何同意、授权或命令，或向任何法庭或政府机构申报或注册来执行、送达或履行本交易文件下的义务，或根据交易文件发行和出售投资单元、优先股、期权、转换股或期权行权股 （不包括 (x) 已获得的任何同意、授权、或命令，(y) 已进行的申报或登记，或(z) 在交割结算后必须向证监会或州证券管理机构进行的任何申报。）

(o)     No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated herein and therein do not and will not (i) violate any provision of the Company’s Certificate or Bylaws, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, mortgage, deed of trust, indenture, note, bond, license, lease agreement, instrument or obligation to which the Company is a party or by which it or its properties or assets are bound, (iii) create or impose a lien, mortgage, security interest, pledge, charge or encumbrance (collectively, “Lien”) of any nature on any property of the Company under any agreement or any commitment to which the Company is a party or by which the Company is bound or by which any of its respective properties or assets are bound, or (iv) result in a violation of any federal, state, local or foreign statute, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries are bound or affected, provided, however, that, excluded from the foregoing in all cases are such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a Material Adverse Effect.
无冲突。公司签署、送达和履行交易文件以及交易内容，没有也不会(i)违反公司的成立协议或章程的任何条款，(ii) 与公司为一方当事人或财产受约束的任何存在的和承诺的合同、保证、契约、债券、租赁合同、融资工具相冲突或会给予他人任何终止、修改、取消上述法律文件的权利，(iii) 在公司在一方当事人或财产受约束的任何协议或承诺中使公司本身或公司的任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担（统称“留置权”），或(iv)  违反任何公司或其任何子公司适用的或其任何资产、不动产受影响或约束的联邦、州、当地或外国法律、规则、法规、法令、判决或命令（包括联邦和州的证券法规）；但如果上述的冲突、终止、修改、取消、违反不会对公司产生重大负面影响，则不应包括在内。

 (p)     Taxes. Each of the Company and the Subsidiaries, to the extent applicable, has accurately prepared and filed all federal, state and other tax returns required by law to be filed by it, has paid or made provisions for the payment of all taxes shown to be due and all additional assessments, and adequate provisions have been and are reflected in the consolidated Financial Statements of the Company for all current taxes and other charges to which the Company or the Subsidiaries, if any, is subject and which are not currently due and payable. None of the federal income tax returns of the Company have been audited by the Internal Revenue Service. The Company has no knowledge of any additional assessments, adjustments or contingent tax liability (whether federal, state or foreign) of any nature whatsoever, whether pending or threatened against the Company or any subsidiary for any period, nor of any basis for any such assessment, adjustment or contingency.

税收。公司和其每个子公司，在其适用范围内，已依法准确的准备和申报了所有联邦、州和其他税收收入，并支付了所有到期的税收项目，并且公司有义务缴纳但目前未到期的任何税收项目已经在合并财务报表中作出准确说明。 公司的联邦退税未经美国税务局审计。公司在其知道的范围内公司或其任何子公司没有任何额外的税收义务（不论是联邦、州或外国）。

(q)     Certain Fees. Except as set forth on Schedule 2.1(q) hereto and other than the fees payable to ______ and selected dealers by ___________, no brokers fees, finders fees or financial advisory fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents.
特定费用。除了批露表2.1(q)外所列的项目以及应向泽邦国际证券有限公司以及其选择的第三方融资代理支付的费用外，公司不需要根据本协议和其他交易文件支付与本交易有关的中介费用、发现者费用或融资顾问费用或提成。

(r)     Reserved.

(s)     Intellectual Property. Each of the Company and the Subsidiaries owns or has the lawful right to use all patents, trademarks, domain names (whether or not registered) and any patentable improvements or copyrightable derivative works thereof, websites and intellectual property rights relating thereto, service marks, trade names, copyrights, licenses and authorizations, and all rights with respect to the foregoing, which are necessary for the conduct of their respective business as now conducted without any conflict with the rights of others, except where the failure to so own or possess would not have a Material Adverse Effect.
知识产权。公司和每个子公司对其各自进行经营所必需的全部专利、商标、知名品牌（不论是否注册）和任何其他可以申请专利的技术创新或衍生著作权、网站或其他知识产权、服务标识、商号、著作权、执照和授权拥有所有权或合法使用权，且不与他人的权利相冲突，但不包括那些即使不拥有也不会对公司产生重大不利影响的知识产权。

(t)     Books and Record Internal Accounting Controls. Except as may have otherwise been disclosed in the Form 10-K’s or the Form 10-Qs, the books and records of the Company and the Subsidiaries accurately reflect in all material respects the information relating to the business of the Company and the Subsidiaries, the location and collection of their assets, and the nature of all transactions giving rise to the obligations or accounts receivable of the Company, or the Subsidiaries.  Except as disclosed on Schedule 2.1(t), the Company and the Subsidiaries  maintain a system of internal accounting controls sufficient, in the judgment of the Company, to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate actions are taken with respect to any differences.

会计账目内部控制。除了在表格10K或表格10Q中作不同批露外，公司和子公司的会计账目准确体现了与公司和子公司经营有关的重大信息、资产的地点和保管、所有使公司和子公司承担义务或产生可记账收入的交易。除了批露表2.1(t)中的规定外，公司和子公司保持一个内部会计控制系统，根据公司的判断，该系统充分的提供以下合理保证：(i) 交易经公司管理层一般或特别授权，(ii) 交易的记账符合一般会计准则的要求，且维持了资产的可记录性，(iii) 资产的使用只有经管理层的一般或特别授权，(iv) 对现有资产和可入账资产按合理的差距进行了比较且针对该差别采取了合理的行动。

(u)     Material Agreements. Any and all written or oral contracts, instruments, agreements, commitments, obligations, plans or arrangements, the Company and the Subsidiaries is a party to, that a copy of which would be required to be filed with the Commission as an exhibit to a registration statement on Form S-1 (collectively, the “Material Agreements”) if the Company or any subsidiary were registering securities under the Securities Act has previously been publicly filed with the Commission in the Commission Documents.  Each of the Company and the Subsidiaries has in all material respects performed all the obligations required to be performed by them to date under the foregoing agreements, have received no notice of default and are not in default under any Material Agreement now in effect the result of which would cause a Material Adverse Effect.
重大合同。如果公司或其任何子公司之前曾根据证券法向证交会申报登记证券，在申报登记表S—1中附有或披露过公司或其子公司作为一方当事人的书面或口头的合同、融资工具、协议、承诺、义务、计划或安排（统称“重大合同”），那么，公司或其子公司已经履行了生效合同下的义务，没有接到违约的通知，也没有会导致对公司经营有重大不利影响的重大违约行为。

(v)     Transactions with Affiliates. Except as set forth in the Financial Statements or in the Commission Documents, there are no loans, leases, agreements, contracts, royalty agreements, management contracts or arrangements or other continuing transactions between (a) the Company or any Subsidiary on the one hand, and (b) on the other hand, any officer, employee, consultant or director of the Company, or any of Subsidiaries, or any person owning any capital stock of the Company or any Subsidiary or any member of the immediate family of such officer, employee, consultant, director or stockholder or any corporation or other entity controlled by such officer, employee, consultant, director or stockholder, or a member of the immediate family of such officer, employee, consultant, director or stockholder.
与附属人的交易。除了财务报表或证监会文件中说明的之外，没有存在于以下主体之间的贷款、租赁、协议、合同、使用协议、管理合同或安排或其他进行中的交易(a)一方主体为公司或其任一子公司，且(b)对方主体为公司或其任一子公司的管理人员、员工、顾问或董事，公司或其任一子公司的持股人，或者为他们的直接亲属成员，或者任何受管理人员、员工，顾问、董事或他们的直接亲属成员控制的公司或实体。

(w)     Securities Act of 1933. Assuming the accuracy of the representations of the Purchaser set forth in Section 2.2 (d)-(h) hereof, the Company has complied and will comply with all applicable federal and state securities laws in connection with the offer, issuance and sale of the Units hereunder. Neither the Company nor anyone acting on its behalf, directly or indirectly, has or will sell, offer to sell or solicit offers to buy any of the Units, the Preferred Shares, the Warrants or similar securities to, or solicit offers with respect thereto from, or enter into any preliminary conversations or negotiations relating thereto with, any person, or has taken or will take any action so as to bring the issuance and sale of any of the Units, the Preferred Shares and the Warrants in violation of the registration provisions of the Securities Act and applicable state securities laws, and neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of any of the Units, the Preferred Shares and the Warrants.
1933年证券法。在购买人在披露表2.2 (d)-(h)中的陈述准确的前提下，公司进行的投资要约、发行和出售符合适用的联邦和州证券法的规定。公司和公司的任何代表人没有也不会违反证券法的登记条款的规定直接或间接向任何人出售、要约出售、要约劝诱任何投资单元、优先股、期权或类似证券，或与任何人签订任何预备协议或谈判、采取或会采取任何行动来发行和出售任何投资单元、优先股、期权。公司和其任何附属人以及公司代表人，没有采取任何形式对任何投资单元、优先股和期权的要约和出售进行一般劝诱或广告（在证券法规则在的定义下的一般劝诱或广告）。

(x)     Governmental Approvals. Except for the filing of any notice prior or subsequent to the Closing Date that may be required under applicable state and/or federal securities laws (which if required, shall be filed on a timely basis), including the filing of a Form D and a registration statement or statements pursuant to the Registration Rights Agreement, and the filing of the Series C Certificate of Designations with the Secretary of State for the State of Delaware, no authorization, consent, approval, license, exemption of, filing or registration with any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, is or will be necessary for, or in connection with, the execution or delivery of the Units, the Preferred Shares and the Warrants, or for the performance by the Company of its obligations under the Transaction Documents.
官方批准。除了依据适用的州和/或联邦证券法的要求在交割结算日之前或之后申报任何通知（如果有此要求，则应该及时申报）包括申报表格D和根据登记申报权协议申报登记说明书，向内华达州注册登记优先股股权说明书之外，公司没有义务就执行或送达投资单元、优先股和期权或履行交易义务向国内或国外的任何法庭、政府部门、委员会、组委会、局、机关或其他机构获得授权、同意、批准、执照、豁免。

(y)     Employees. Except as disclosed on Schedule 2.1(y), neither the Company nor any subsidiary has any collective bargaining arrangements covering any of its employees.  Schedule 2.1(y) sets forth a list of the employment contracts, agreements regarding proprietary information, non-competition agreements, non-solicitation agreements, confidentiality agreement, or any other similar contract or restrictive covenant, relating to the right of any officer, employee or consultant to be employed or engaged by the Company. Since December 31, 2009, no officer, consultant or key employee of the Company or any subsidiary whose termination, either individually or in the aggregate, would have a Material Adverse Effect, has terminated or, to the knowledge of the Company, has any present intention of terminating his or her employment or engagement with the Company or any subsidiary.
员工。除了披露表2.1(y)的披露之外，公司和其任一子公司没有适用任一员工的劳资双方谈判安排。披露表2.1(y)列明了关于管理人员、员工或公司雇佣或签约的顾问的权利的员工雇佣合同、有关财产权信息的协议、不竞争协议、不劝诱协议、保密协议或任何类似的合同或限制性契约。自从2009年12月31日以来，公司或子公司的任一离任会对公司产生重大不利影响的管理人员、顾问或重要员工没有解除或在公司的认知范围内没有意向解除与公司或子公司的雇佣或服务合同。

(z)     Absence of Certain Developments. Except as disclosed on Schedule 2.1(z) or as disclosed in the Form 10-Q, since September 30, 2009, neither the Company nor the Subsidiaries have:
未进行的发展事件。除了批露表2.1(z)中的披露或季度报表10-Q中的披露外，从2009年9月30日以来，公司和子公司未进行以下事项：

(i)     issued any stock, bonds or other corporate securities or any rights, options or warrants with respect thereto;
发行与本协议有关的任何证券、债券或其他公司证券或权益、期权或认购权；

(ii)     borrowed any amount or incurred or become subject to any liabilities (absolute or contingent) except current liabilities incurred in the ordinary course of business which are comparable in nature and amount to the current liabilities incurred in the ordinary course of business during the comparable portion of its prior fiscal year, as adjusted to reflect the current nature and volume of the Company’s or such subsidiary’s business;

    借款或者与相应的前一财政年度相比，在正常的公司或子公司经营范围之外增加了额外的义务（绝对义务或相对义务）；

(iii)    discharged or satisfied any lien or encumbrance or paid any obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business;

    除了正常经营中当前债务外，免除或满足了任何留置权、阻碍或支付了任何义务或债务（绝对义务或相对义务）；

(iv)       declared or made any payment or distribution of cash or other property to stockholders with respect to its stock, or purchased or redeemed, or made any agreements so to purchase or redeem, any shares of its capital stock;

    向股东就其持股宣布或支付或分配了现金股息，或购买或回购，或签订任何协议购买或回购任何股本股份；

(v)    sold, assigned or transferred any other tangible assets, or canceled any debts or claims, except in the ordinary course of business;

    除了正常经营之外，出售、分配、或转让任何其他有形资产，或取消任何债务或主张权；

                                (vi)    sold, assigned or transferred any patent rights, trademarks, trade names, copyrights, trade secrets or other intangible assets or intellectual property rights, or disclosed any proprietary confidential information to any person except to customers in the ordinary course of business or to the Purchaser or their representatives;

    除了在正常经营中向顾客或向购买人及其代表之外，向任何第三人出售、分配或转让任何专利权、商标、知名品牌、著作权、商业秘密或其他无形资产或知识性财产权，或向其披露任何有财产价值的内部信息；

(vii)      suffered any substantial losses or waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of prospective business;

无论是否在正常经营中， 有任何实质性损失或豁免了任何有重大价值的任何权益或损失了任何重大的潜在生意;

(viii)     made any changes in employee compensation except in the ordinary course of business and consistent with past practices;
除了在正常经营和与过去做法一致的情况外，对员工薪酬作了任何变动；

(ix)     made capital expenditures or commitments therefor that aggregate in excess of $50,000;
资本支出或资本承担总额超过5,0000美元；

(x)     entered into any other transaction other than in the ordinary course of business, or entered into any other material transaction, whether or not in the ordinary course of business;

    签订任何正常经营之外的其他交易，或签订任何其他正常经营之内或之外的重大交易；

(xi)     made charitable contributions or pledges in excess of $10,000;
慈善捐款或赞助超过1,0000美元；

(xii)     suffered any material damage, destruction or casualty loss, whether or not covered by insurance;
产生任何重大损害、财物毁灭或人员损失，不论是否已承险；

(xiii)     experienced any material problems with labor or management in connection with the terms and conditions of their employment;
与员工或管理层就他们的雇佣期限和条件产生任何重大问题；

(xiv)     effected any two or more events of the foregoing kind which in the aggregate would be material to the Company or its subsidiaries; or
进行了以上事件中的任何两个或两个以上，从而累计对公司或子公司产生重大影响；或

(xv)     entered into an agreement, written or otherwise, to take any of the foregoing actions.
签订了书面或其他形式的协议决定采取上述任一行动。

(aa)     Public Utility Holding Company Act; Investment Company Act and U.S. Real Property Holding Corporation Status. The Company is not a “holding company” or a “public utility company” as such terms are defined in the Public Utility Holding Company Act of 1935, as amended. The Company is not, and as a result of and immediately upon the Closing will not be, an “investment company” or a company “controlled” by an “investment company,” within the meaning of the Investment Company Act of 1940, as amended.  The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended.
公用事业控股公司法，投资公司法和美国不动产控制公司资质。公司不是修订的1935年公用事业控股公司法定义下的“控股公司”或“公用事业公司”。公司不是，在交割结算后也不会是经修订的1940年投资公司法下的“投资公司”或受“投资公司”“控制”的公司。公司也不是也从来不是经修订的1986年国内税收法897条下的美国不动产控股公司。

(bb)     ERISA. No liability to the Pension Benefit Guaranty Corporation has been incurred with respect to any Plan (as defined below) by the Company or any of its Subsidiaries which is or would have a Material Adverse Effect. The execution and delivery of this Agreement and the other Transaction Documents and the issuance and sale of the Units, the Preferred Shares and the Warrants will not involve any transaction which is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Internal Revenue Code of 1986, as amended, provided, that, if any of the Purchaser, or any person or entity that owns a beneficial interest in any of the Purchaser, is an “employee pension benefit plan” (within the meaning of Section 3(2) of ERISA) with respect to which the Company is a “party in interest” (within the meaning of Section 3(14) of ERISA), the requirements of Sections 407(d)(5) and 408(e) of ERISA, if applicable, are met. As used in this Section 2.1(bb), the term “Plan” shall mean an “employee pension benefit plan” (as defined in Section 3 of ERISA) which is or has been established or maintained, or to which contributions are or have been made, by the Company or any subsidiary or by any trade or business, whether or not incorporated, which, together with the Company or any subsidiary, is under common control, as described in Section 414(b) or (c) of the Code.
职工退体保障法。公司或其任何子公司没有任何薪酬计划（定义如下）会对公司和其子公司有重大不利影响的义务。本协议和其他交易文件的签署和执行、投资单元、优先股和期权的发行和出售不涉及任何职工退休保障法第406节禁止的交易或者根据修订的1986年国内税法法第406条要征税，但如果购买人根据职工退休保障法的规定，是公司“职工退休保障计划”的受益人，那么应符合适用的职工退休保障法第407(d)(5)和第408(e)的要求。在这节中，“计划”是指公司或子公司建立的“职工退休保障计划”。

(cc)     No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security or solicited any offers to buy any security under circumstances that would cause the offering of the Shares pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of the Securities Act which would prevent the Company from selling the Shares pursuant to Rule 506 under the Securities Act, nor will the Company or any of its affiliates take any action or steps that would cause the offering of the Shares to be integrated with other offerings. The Company does not have any registration statement pending before the Commission or currently under the Commission’s review and since June 26, 2009 other than as contemplated under the Transaction Documents, the Company has not offered or sold any of its equity securities or debt securities convertible into shares of Common Stock.

无合并要约。公司、或公司关联人、或任何代表公司的人没有直接或间接要约或出售任何证券或劝诱购买证券，会使这一融资成为证券法下的公司以前融资的一部分，从而根据证券法规则506公司会被禁止出售股票； 同时，公司或关联人也没有采取任何行动使本交易成为其他融资的一部分。公司目前没有任何在证监会审阅或未决的注册登记书，自从2009年6月26日以来，除了本交易外，公司没有出售任何股权性证券或可转为普通股的债权性证券。

(dd)           Sarbanes-Oxley Act. The Company is in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), and the rules and regulations promulgated thereunder, that are effective and for which compliance by the Company is required as of the date hereof.
萨班斯-奥克斯利法案。公司与相适用的2002年萨班斯法-奥克斯利法案（“萨班斯—奥克斯利法案”）， 以及其他相适用的相关规则和规则相符合。

(ee)           No Additional Agreements.  Neither the Company nor any of its affiliates has any agreement or understanding with any Purchaser with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

无额外协议。除了本文特别列明的交易文件外，公司和其任一附属人与购买人没有其他额外协议。

(ff)           Foreign Corrupt Practices Act.  Neither the Company, the Subsidiaries, nor to the knowledge of the Company, the Subsidiaries any agent or other person acting on behalf of the Company or the Subsidiaries, has, directly or indirectly, (i) used any funds, or will use any proceeds from the sale of the Units, for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company, or any subsidiary of the Company (or made by any Person acting on their behalf of which the Company is aware) or any members of their respective management which is in violation of any applicable law, or (iv) has violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder which was applicable to the Company or any of its subsidiaries.

美国海外反贿赂法。公司、子公司、公司代理人、公司代表没有代表公司或子公司，直接或间接(i) 使用任何资金或使用从销售投资单元中得到的收益，向海外或国内的政治活动非法捐款、送礼、提供娱乐或提供任何非法开销；(ii) 用公司资金向任何海外或国内的政府官员或职工或政治团体或政治竞选非法支付费用；(iii) 没有完全披露公司、子公司或公司管理层人员违法进行的捐助；或(iv) 重大违反了适用于公司或子公司的海外反贿赂法的规定。

(gg)           PFIC.  None of the Company or any of its Subsidiaries is or intends to become a “passive foreign investment company” within the meaning of Section 1297 of the U.S. Internal Revenue Code of 1986, as amended.
被动的外国投资公司。 公司或子公司不是也没有意愿成为经修订的美国国内税法法第1297条下的“被动外国投资公司”。

(hh)           OFAC. None of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, Affiliate or Person acting on behalf of any of the Company or any of its Subsidiaries, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the sale of the Units, or lend, contribute or otherwise make available such proceeds to any subsidiary of the Company, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.
美国财务部外国资产控制办公室。公司、子公司、或在公司知悉的范围内，公司或子公司的任何董事、管理人员、代理人、员工、关联人或代表人目前没有被美国财务部外国资产控制办公室进行制裁，公司也不会直接或间接使用本交易的投资收益、或出借、提供任何该收益支持受OFAC制裁的古巴、伊朗、叙利亚、苏丹、缅甸或其他国家的任何出售或商业经营，或与受OFAC制裁的任何个体进行融资。

(ii)           Money Laundering Laws. The operations of each of the Company and the Subsidiaries have been conducted at all times in compliance with the money laundering requirements of all applicable governmental authorities and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental authority (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental authority or any arbitrator involving any of the Company or the Subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

反洗钱法。公司和子公司的运作符合适用的监管机构的反洗钱法、规则、规定、指导方针（统称“反洗钱法”） 并且在公司知悉的范围内，目前没有任何未决的涉及公司或子公司的与反洗钱有关的任何法院、监管机构或仲裁的司法行动、案件或程序或有此威胁。

Section 2.2            Representations and Warranties of the Purchaser. The Purchaser hereby makes the following representations and warranties to the Company as of the date hereof, with respect solely to itself and not with respect to any other Purchaser:
第2．2          节 购买人的陈述和保证。购买人此就以下事项（但与本小段标号相对应的披露中的事项除外）作出陈述和保证：

(a)     Organization and Good Standing of the Purchaser. If the Purchaser is an entity, such Purchaser is a corporation, partnership or limited liability company duly incorporated or organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization.
组织、合法持续性。如果购买人是个企业实体，该购买人为合法成立的或组织的，有效存在的并运作的公司、合伙或有限责任公司。

(b)     Authorization and Power. The Purchaser has the requisite power and authority to enter into and perform this Agreement and each of the other Transaction Documents to which such Purchaser is a party and to purchase the Units, consisting of the Preferred Shares and Warrants, being sold to it hereunder. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of such Purchaser or its Board of Directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement and each of the other Transaction Documents to which such Purchaser is a party has been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of such Purchaser enforceable against such Purchaser in accordance with the terms hereof.
授权和权力。购买人有必要的权力和授权来签订和履行本协议和其他交易文件，作为一方当事人来购买投资单元（包括优先股和期权）。公司签署、送达和履行本协议和其他交易文件已经必要的公司、合伙或有限责任公司的公司行为合法授权，不需要额外的购买人或其董事会、股东、合伙人、成员或管理层同意或授权。购买人已合法授权、签署和送达本交易和其他交易文件，并因此受其有效约束。

(c)     No Conflicts. The execution, delivery and performance of this Agreement and each of the other Transaction Documents to which such Purchaser is a party and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws, operating agreement, partnership agreement or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Purchaser is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or any other Transaction Document to which such Purchaser is a party or to purchase the Units, Preferred Shares or acquire the Warrants in accordance with the terms hereof, provided, that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.
无冲突。购买人签署、送达和履行交易文件以及交易内容，没有也不会(i)违反购买从的成立协议或章程的任何条款，(ii)在购买人在一方当事人或财产受约束的任何协议或承诺中使购买人本身或其任何财产上创造或附加留置权、抵押权 、保证金权益、质押权、其他费用或财产负担，或者使购买人违反任何适用购买人或其财产的任何法律、规则、规定、命令或判决或判令，但不会对购买人产生重大负面影响，则不应包括在内。购买人购买投资单元、优先股和期权，签署、送达和履行本协议和其他交易文件不需要额外授权，但是在本句陈述的范围内，购买人依赖于公司相关陈述的准确性作出以上陈述。

(d)     Status of Purchaser. The Purchaser is an “accredited investor” as defined in Regulation D, a “qualified institutional buyer” as defined in Rule 144A, or a “non-US person” as defined in Regulation S. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act and such Purchaser is not a broker-dealer, nor an affiliate of a broker-dealer.
购买人资格。购买人应为规则D定义下的“合格投资人”，规则144A定义下的“合格机构购买人”， 或规则S定义下的“非美国主体“。购买人不需要是证券交易法第15条下的注册的券商，并且也不是券商或券商的关联人。

(e)     Acquisition for Investment. The Purchaser is acquiring the Units, and Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares (collectively, the “Securities”) solely for its own account for the purpose of investment and not with a view to or for sale in connection with a distribution. The Purchaser does not have a present intention to sell the Securities, nor a present arrangement (whether or not legally binding) or intention to effect any distribution of the Securities to or through any person or entity; provided, however, that by making the representations herein (except as provided below), such Purchaser does not agree to hold the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with federal and state securities laws applicable to such disposition. The Purchaser acknowledges that it is able to bear the financial risks associated with an investment in the Securities and that it has been given full access to such records of the Company and the Subsidiaries and to the officers of the Company and the Subsidiaries and received such information as it has deemed necessary or appropriate to conduct its due diligence investigation and has sufficient knowledge and experience in investing in companies similar to the Company in terms of the Company’s stage of development so as to be able to evaluate the risks and merits of its investment in the Company. The Purchaser further acknowledges that such Purchaser understands the risks of investing in companies domiciled and/or which operate primarily in the People’s Republic of China and that the purchase of the Securities involves substantial risks.
投资目的。购买人购买投资单元仅出于自己的投资目的，不是为了相关的分销。购买人目前没有意愿或安排出售证券, 可转股份和可行权股份（统称“证券”）；但是，在作以下陈述时，购买人并未承诺在任何最短期限内不会根据相关联邦和州证券法的规定转让或处理投资证券。购买人承认其有能力承担购买证券的投资风险，公司、子公司、公司子公司管理人员给予了其进行必要和适当的尽职调查所必须的信息和文件，购买人有足够的投资知识和经验判断公司的发展情况，评估投资风险和回报。购买人进一步承诺其了解投资和购买主要营业地在中国的公司的股票的风险。

(f)           Reliance on Exemptions.  The Purchaser understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Purchaser to acquire the Securities.

豁免信赖。购买人知道在此出售的证券是根据美国联邦和州证券法的登记注册要求的豁免出售的，公司在此确认这一豁免的适用是真实的，准确的，而且购买人依赖于该一豁免来决定购买。

 (g)           Information.  The Purchaser and its advisors, if any, have had the opportunity to ask questions of management of the Company and its Subsidiaries and have been furnished with all information relating to the business, finances and operations of the Company and information relating to the offer and sale of the Securities which have been requested by the Purchaser or its advisors.  Neither such inquiries nor any other due diligence investigation conducted by the Purchaser or any of its advisors or representatives shall modify, amend or affect the Purchaser’s right to rely on the representations and warranties of the Company contained herein.  The Purchaser understands that its investment in the Securities involves a significant degree of risk.  The Purchaser further represents to the Company that the Purchaser’s decision to enter into this Agreement has been based solely on the independent evaluation of the Purchaser and its representatives.

信息。购买人以及其顾问有机会向公司和子公司的管理层就公司的经营、财务和运作以及与此融资有关的信息提问。购买人或其顾问所作的调查或尽职调查没有改变公司在此作出的陈述和保证。购买人明白他的投资有风险，并确认他的投资是在其对投资进行独自评估的基础上作出的。

 (h)           Governmental Review.  The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

政府审批。购买人明白美国联邦或州政府或其他行政机构没有审批或推荐出售该证券。

(i)           Transfer or Re-sale.  The Purchaser understands that except as provided in the Registration Rights Agreement, the sale or re-sale of the Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and the Securities may not be transferred unless (i) the Securities are sold pursuant to an effective registration statement under the Securities Act, (ii) the Purchaser shall have delivered to the Company an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be reasonably acceptable to the Company, (iii) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) (“Rule 144”)) of the Purchaser who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2.2(I) and who is an Accredited Purchaser, (iv) the Securities are sold pursuant to Rule 144, or (v) the Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) (“Regulation S”).  Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

转让或再出售。购买人明白除了登记协议的规定之外，证券不得根据证券法或适用的州证券法转让或再出售，除非 (i) 证券是在证券法下根据有效的登记申请书出售；(ii)购买人向公司递交合格的法律意见书，说明证券出售可以适用证券法下的豁免；(iii)证券是出售或转让给“关联人”（关联人的定义见证券法下144规则 “144规则”），进行出售的购买人是合格投资人；或(v) 证券根据证券法下的规则S进行出售（“规则S”）。尽管有以上规定，证券可以质押或借贷。

(j)           Legends.  The Purchaser understands that the Preferred Shares, the Warrants, the Conversion Shares and the Warrant Shares shall bear a restrictive legend in the form as set forth below.  The Purchaser understands that, until such time as the resale of the Conversion Shares and the Warrant Shares have been registered under the Securities Act as contemplated by the Registration Rights Agreement or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates evidencing such Securities):

    限制交易。购买人明白优先权、期权、可转股和行权股都带有交易限制。购买人明白，除非可转股和行权股的出售根据证券法进行登记，或可以适用144规则或规则S进行出售，证券应带有交易限制：

“Neither the offer nor sale of the securities represented by this certificate has been registered under the Securities Act of 1933, as amended, (the “Act”).  The securities may not be sold, transferred or assigned in the absence of an effective registration statement for the securities under the Act, or an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, that registration is not required under the Act or unless sold pursuant to Rule 144 or Regulation S under the Act.”

本股权证书代表的证券的要约和出售没有在修订的1933年证券法（“证券法”）或任何州证券法下登记，且不可出售、转让或以其他方式处置； 除非在证券法和相应州证券法下登记或发行人应收到来自公司顾问的意见书，说明根据证券法或相关的州证券法条款无须登记并且此意见书对于发行人是合理充分的。

 (k)           Residency.  The Purchaser is a resident of the jurisdiction set forth immediately below such Purchaser’s name on the signature pages hereto.

购买人居住地和受管辖地列于本协议的签字页。

(l)           Short Sales.     The Purchaser may engage in short sales of Common Stock, to the extent permissible by applicable law and regulation.
短期出售。购买人可以在适用法律和规则允许的豁免范围内短期出售普通股。

(m) Additional Representations and Warranties of Accredited Investors.  The Purchaser indicating that such Purchaser is an Accredited Investor on its signature page to this Agreement further makes the representations and warranties to the Company set forth on Exhibit A-1.
合格投资人的额外陈述和保证。请见附件A-1。

(n) Additional Representations and Warranties of Non-U.S. Persons.  The Purchaser indicating that it is not a U.S. person on its signature page to this Agreement, severally and not jointly, further makes the representations and warranties to the Acquiror Company set forth on Exhibit A-2.
非美国主体的额外陈述和保证。请见附件A-2。

(o)     No General Solicitation. The Purchaser acknowledges that the Units were not offered to such Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which such Purchaser was invited by any of the foregoing means of communications.
无一般劝诱。购买人承认公司要约出售投资单元没有采取一般或公众劝诱或一般广告或公众广告或销售讲座的方式，包括(i)

(p)     Rule 144. Such Purchaser understands that the Shares must be held indefinitely unless such Shares are registered under the Securities Act or an exemption from registration is available. Such Purchaser acknowledges that such Purchaser is familiar with Rule 144 and Rule 144A, of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144A”), and that such person has been advised that Rule 144 and Rule 144A, as applicable, permits resales only under certain circumstances. Such Purchaser understands that to the extent that Rule 144 or Rule 144A is not available, such Purchaser will be unable to sell any Shares without either registration under the Securities Act or the existence of another exemption from such registration requirement.
规则144。购买人明白股票的持有是不确定的，除非股票经登记注册或登记注册被豁免。购买人承认其熟知规则144， 并被告知根据规则144，股票只有在特定的情况下才被允许出售；并且在不能适用规则144时，如果股票没有登记注册或豁免，就不能出售。

 (q)     Independent Investment. Except as may be disclosed in any filings with the Commission by the Purchaser under Section 13 and/or Section 16 of the Exchange Act, no Purchaser has agreed to act with any other Purchaser for the purpose of acquiring, holding, voting or disposing of the Shares purchased hereunder for purposes of Section 13(d) under the Exchange Act, and the Purchaser is acting independently with respect to its investment in the Shares.
独立投资。除了根据证券交易法第13条和/或第16条的规定可能在向证监会申报的报表中进行的披露之外，购买人没有与其他任何购买人联合购买、持有、投票、或处理根据证券交易法Section 13(d)条的目的购买的证券，而且购买人就其投资独立。

(r)     Brokers. Other than __________ and selected dealers by __________, no Purchaser has any knowledge of any brokerage or finder’s fees or commissions that are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person or entity with respect to the transactions contemplated by this Agreement.
融资代理。除了泽邦国际证券有限公司和其选择的融资代理人外，据投资人所知，公司不需要支付任何其他融资代理、金融顾问、发现者、券商、投资银行、银行或其他个人或主体任何与本交易有关的中介费、发理费或佣金。

ARTICLE III

Covenants

The Company covenants with the Purchaser as follows, which covenants are for the benefit of the Purchaser and its permitted assignees (as defined herein).

出于购买人和他们的受让人的利益考虑，公司向购买人作以下承诺：

Section 3.1            Securities Compliance. The Company shall notify the Commission in accordance with its rules and regulations, of the transactions contemplated by any of the Transaction Documents, including filing a Form D with respect to the Units, the Preferred Shares, Warrants, the Conversion Shares and Warrant Shares as required under Regulation D and applicable “blue sky” laws, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Units, the Preferred Shares, the Warrants, Conversion Shares and the Warrant Shares to the Purchaser or subsequent holders.
符合证券法的规定。公司应根据证券法的规定，向证监会通知申报交易文件，包括关于规则Ｄ和适用的“蓝天法”下的关于投资单元、优先股、期权、转换股和期权行权股的表格Ｄ，以及根据适用法律、法则和规则的要求，采取所有其他必需的行动和程序来有效合法的发行投资单元、优先股、期权、转换股和期权行权股。

Section 3.2            Registration and Listing. The Company shall (a) comply in all material respects with its reporting and filing obligations under the Exchange Act, (b) comply with all requirements related to any registration statement filed pursuant to the Registration Rights Agreement, and (c) not take any action or file any document (whether or not permitted by the Securities Act or the rules promulgated thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under the Exchange Act or Securities Act except as permitted under the Transaction Documents. Subject to the terms of the Transaction Documents, the Company further covenants that it will take such further action as the Purchaser may reasonably request, all to the extent required from time to time to enable the Purchaser to sell the Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, as amended.
登记申报和上市。公司应(a) 在各方面遵守证券交易法下的重大申报义务，(b) 满足根据登记申报协议申报的任何登记申报表下的要求，并且(c) 除交易文件允许之外，不采取任何行动或申报任何文件（无论是否为证券法或规则所允许）来终止或中断其在证券法和证券交易法下的登记和申报义务。在符合交易文件的范围内，公司进一步承诺在购买人合理要求的前提下，会采取一切必要行动使购买人在没有根据证券法登记证券的时候也能出售证券，只要该出售符合证券法144规则提供的有限的豁免的规定。

Section 3.3           Confidential Information.  The Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Shares, so long as the prospective transferee agrees to be bound by the provisions of this Section 3.3, or (iii) to any general partner or affiliate of such Purchaser.
保密信息。购买人同意其对于公司根据本协议和其他交易文件提供给购买人、购买人员工、代理事代理的财务报表、报告或其他材料中的内部信息会保密、不披露、不泄露或使用，除非该内部信息非因购买人的过错而为公众所知悉，但是购买人可以披露以下(i)向购买人的律师、会计和其他专业人士披露其向公司的投资；(ii) 只要未来的股票受让人受本协议第3.3条约束，可以向未来受让人披露；或(iii)向购买人的一般合伙人或关联人披露。

Section 3.4            Compliance with Laws. The Company shall comply, and cause each subsidiary to comply in all material respects, with all applicable laws, rules, regulations and orders, except where non-compliance could not reasonably be expected to have a Material Adverse Effect.
.
符合法律。公司和其子司应在重大方面，符合相关的法律、法规、规则和命令的规定, 除非不符合不会对公司造成重大不利影响。

Section 3.5            Keeping of Records and Books of Account. The Company shall keep and cause each Subsidiary to keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of the Company and the Subsidiaries, and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.
记录和会计账册。公司和子公司应保存充分的记录和会计账册，与一般会计准则的记录规则相符，反映公司和子公司的所有金融交易。

Section 3.6           Reporting Requirements. If the Commission ceases making periodic reports filed under the Exchange Act available via the EDGAR system, then at a Purchaser’s request the Company shall furnish the following to such Purchaser so long as such Purchaser shall beneficially own any Shares:

     申报要求。如果证监会停止向公共通过EDGAR系统开放根据证券交易法申报的季度性报表，在购买人的要求下，只要购买人持有任何相关股份，公司应向购买从提供以下信息：
(a)     Quarterly Reports filed with the Commission on Form 10-Q as soon as practicable after the document is filed with the Commission, and in any event within five (5) business days after the document is filed with the Commission;
季度报表10-Q应在向证监会申报后最早的可行时间内提供，但在任何情况下不应超过5天；

(b)     Annual Reports filed with the Commission on Form 10-K as soon as practicable after the document is filed with the Commission, and in any event within five (5) business days after the document is filed with the Commission; and
年度报表10-K应在向证监会申报后最早的可行时间内提供，但在任何情况下不应超过5天；

(c)     Copies of all notices and information, including without limitation notices and proxy statements in connection with any meetings, that are provided to holders of shares of Common Stock, contemporaneously with the delivery of such notices or information to such holders of Common Stock.
所有通知和信息的复印件，包括但不限于向普通股股东送达的与任何会议相关的通知和委托投票权说明书。

Section 3.7            Amendments. Except with the prior written consent of the holders of a majority of the Preferred Shares then outstanding, the Company shall not amend or waive any provision of the Certificate or Bylaws of the Company in any way that would adversely affect the liquidation preferences, dividends rights, conversion rights, voting rights or redemption rights of the Preferred Shares; provided, however, that while the Preferred Shares are outstanding, any creation and issuance of another series of Junior Stock (as defined in the Series C Certificate of Designations) shall not be deemed to materially and adversely affect such rights, preferences or privileges.
修改。除非事先获得流通的优先股大多数的持有人的书面同意，公司不应对公司成立协议或章程做任何会对清算优先顺序、分配股息权利、转换权、投资权或优先股回购权产生负面影响的任何修改或豁免；但在优先股流通的情况下，设立和发行任何比其低级别的其他系列优先股不应视为对上述权利、优先权或特权的重大和负责影响（低别级系列优先股的定义见优先股股权说明书）。

Section 3.8           Other Agreements. The Company shall not enter into any agreement the terms of which would restrict or impair the ability of the Company to perform its obligations under any Transaction Document.
其他协议。公司不应签订任何会限制或损害其履行本交易文件下义务的任何协议。

Section 3.9           Reservation of Shares. So long as any of the Preferred Shares or Warrants remain outstanding, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than one hundred ten percent (110%) of the aggregate number of shares of Common Stock needed to provide for the issuance of the Conversion Shares and the Warrant Shares.
股份的保留。只要有流通的优先股或期权，公司应采取必要的行动在任何时间授权并保留 一定数额的普通股股份以备发行转换股份和期权行权股份，该数额不得少于可发行的转换股份和期权行权股份总数的110%。

Section 3.10  Transfer Agent.  The Company has engaged a transfer agent and registrar listed on in its Form 10-K or registration statement (the “Transfer Agent”) with respect to its Common Stock, who is DTC and DWAC eligible and who will recognize, execute and honor the Irrevocable Transfer Agent Instructions (as defined below).  As a condition to Closing, the Company shall issue irrevocable instructions to its transfer agent, and any subsequent transfer agent, to issue certificates, registered in the name of the Purchaser or its respective nominee(s), for the Conversion Shares and the Warrant Shares in such amounts as specified from time to time by the Purchaser to the Company upon conversion of the Preferred Shares or exercise of the Warrants in the form of Exhibit G attached hereto (the “Irrevocable Transfer Agent Instructions”). Prior to registration of the Conversion Shares and the Warrant Shares under the Securities Act, all such certificates shall bear the restrictive legend specified in Section 5.1 of this Agreement. The Company warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 3.10 will be given by the Company to its transfer agent and that the Shares shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement and the Registration Rights Agreement. If the Purchaser provides the Company with an opinion of counsel, in a generally acceptable form, to the effect that a public sale, assignment or transfer of the Shares may be made without registration under the Securities Act or the Purchaser provides the Company with reasonable assurances that such Shares can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold, the Company shall permit the transfer, and, in the case of the Conversion Shares and the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Purchaser and without any restrictive legend. The Company acknowledges that a breach by it of its obligations under this Section 3.10 will cause irreparable harm to the Purchaser by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 3.10 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 3.10, that the Purchaser shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

股票经纪人。公司就其普通股已与年度报表或本登记申报表中的股票经纪人（“股票经纪人”）签订服务协议，该股票经纪人有存管信托公司和存管信托转户系统授权，且会接受、签署、执行不可撤回的股票经纪人指示（定义如下）。作为交割结算的条件之一，公司应向股票经纪人和任何后继股票经纪人签发不可撤回的指示，指示发行印有购买人或其指定人的股权证书,代表购买人当时在优先股转股或期权行权时可获得的转换股或期权行权股。不可撤回的股票经纪人指示见附件G。在根据证券法注册转换股和期权行权股之前，所有的股权证书应印有本协议5.1节中说明的限制交易语言。公司保证只向股票经纪人提供本3.10节中提到的不可撤回的股票经纪人指示，在本协议和注册登记权协议的范围内，如果没有限制交易，股票应可以在公司账簿和登记书自由交易。如果公司可以合理保证这些在某一日获得股份可以根据规则144未经登记而出售，从而购买人可以向公司提供可接受的法律意见书说明股份可未经登记而交易，那么公司在转换股和期权可转股的情况下，应即时授权股票经纪人发行按照购买人要求的股份数发行没有印有限制交易语言的股权证书。公司承认如果公司不履行本节下的义务将会对购买人利益造成不可弥补的损害，从而不能实现本交易的目的。因此，公司承认对违反本节的法律补救措施是不充分的，公司同意如果公司不履行本节下的义务，购买人应有权，在所有现有的补救措施外，有权在不用证明经济损失或提供任何保证的情况下获得一个强制命令和/或禁令，来防止任何违约行为并要求立即发行和转让。

Section 3.11     Disposition of Assets. So long as any Preferred Shares remain outstanding, neither the Company nor any subsidiary shall sell, transfer or otherwise dispose of any of its properties, assets and rights including, without limitation, its software and intellectual property, to any person except for (i) sales to customers in the ordinary course of business, (ii) sales or transfers between the Company and the Subsidiaries, or (iii) otherwise with the prior written consent of the holders of a majority of the Preferred Shares then outstanding.
资产处置。只有有流通的优先股，公司或其任何子公司不得出售、转让或以其他方式处置其任何不动产、资产或权益，包括但不限于，其软件和知识产权，但以下处置除外：(i) 正常经营中向消费者的出售，(ii) 公司与子公司之间的销售和转让， 或(iii) 处置经当时流通的优先股的大多数股东书面同意。

Section 3.12          Reporting Status. So long as the Purchaser beneficially owns any of the Shares, the Company shall timely file all reports required to be filed with the Commission pursuant to the Exchange Act, and the Company shall not terminate its status as an issuer required to file reports under the Exchange Act even if the Exchange Act or the rules and regulations thereunder would permit such termination.
申报情况。只要购买人持有任有股份，公司应及时按照交易法的要求向证监会进行申报，并且公司不能终止其在证券交易法下的进行申报的发行人身份，即使以后证券交易法或其他规则允许这样的终止。

Section 3.13          Disclosure of Transaction. The Company shall issue a press release describing the material terms of the transactions contemplated hereby (the “Press Release”) as soon as practicable after the Closing but in no event later than 9:00 A.M. Eastern Time on the first Business Day following the Closing. The Company shall also file with the Commission, the Form 8-K describing the material terms of the transactions contemplated hereby (and attaching as exhibits thereto this Agreement, the Registration Rights Agreement, the Series C Certificate of Designations, the Closing Escrow Agreement, the form of Warrant and the Press Release) within three (3) Business Days following the Closing Date.  The Press Release and Form 8-K shall be subject to prior review and comment by counsel for the Purchaser. “Business Day” means any day during which the NYSE AMEX (“AMEX”) (or other principal exchange) shall be open for trading.

披露交易。公司在交割结算之后应尽快但不得迟于交割结算后的第一个工作日的东部时间早上9点发布公告，披露本交易的主要条款。公司也应在交割结算日后的三个工作日内向证监会申报表格8K，披露本交易的主要条款（并将本协议、登记权协议、优先股股权证明书、交割结算第三方托管协议、期权书和公告列为表格8K的附件）。公告和表格8K应在事前交购买人的律师审议。“工作日”指纽约证交所（或任何其他主板市场）开放交易日。

Section 3.14          Disclosure of Material Information. The Company and the Subsidiaries covenant and agree that neither it nor any other person acting on its or their behalf has provided or, from and after the filing of the Press Release, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information (other than with respect to the transactions contemplated by this Agreement), unless prior thereto such Purchaser shall have executed a specific written agreement regarding the confidentiality and use of such information.  The Company understands and confirms that the Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company.  At the time of the filing of the Press Release, no Purchaser shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the Press Release.  The Company shall not disclose the identity of any Purchaser in any filing with the SEC except as required by the rules and regulations of the SEC thereunder.  In the event of a breach of the foregoing covenant by the Company, any of its subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Purchaser may notify the Company, and the Company shall make public disclosure of such material nonpublic information within two (2) trading days of such notification.
重大信息披露。公司和子公司承诺并同意，在公告之前或之后，除了与本交易有关的信息之外，公司或任何公司代表人没有向购买人或其代理或顾问披露任何重大内部信息，除非购买人在此之前签署了一份关于保密和使用该内部信息的特别书面协议。公司确认购买人会依赖上述承诺进行交易。在公告发表之明，购买人不应拥有任何从公司、任何子公司、管理人员、董事、员工、代理处获得的没有在公告中披露的重大内部信息。

Section 3.15         Pledge of Securities. The Company acknowledges and agrees that the Shares may be pledged by a Purchaser in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Common Stock. The pledge of Common Stock shall not be deemed to be a transfer, sale or assignment of the Common Stock hereunder, and no Purchaser effecting a pledge of Common Stock shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document; provided, that a Purchaser and its pledgee shall be required to comply with the provisions of Article V hereof in order to effect a sale, transfer or assignment of Common Stock to such pledgee. At a Purchaser’s expense, the Company hereby agrees to execute and deliver such documentation as a pledgee of the Common Stock may reasonably request in connection with a pledge of the Common Stock to such pledgee by a Purchaser, in accordance with applicable laws relating to the transfer of the securities.

证券的质押。公司同意购买人可以进行股票质押。普通股的质押不应视为股票转让、出售，购买人不需根据本协议和其他交易文件通知公司；但是，如果购买人要将股票转让、出售给质押权人，必须符合本协议第5条款的规定。公司同意在质押权人合理要求的前提下，根据股票交易相关法的规定，签署和送达必须的质押文件，但购买人应承担费用。

Section 3.16        DTC. Not later than the Effective Date of the Registration Statement (as defined in the Registration Rights Agreement), the Company shall cause its Common Stock to be eligible for transfer with its transfer agent pursuant to the Depository Trust Company Automated Securities Transfer Program.
存管信托公司。在登记注册书生效之前或当日，公司应根据存管信托公司的乍动证券转让系统通过股票经纪人使普通股符合转让条件。

Section 3.17          Sarbanes-Oxley Act. The Company shall be in compliance with the applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder, as required under such Act.
     萨班斯-奥克斯利法案。公司与相适用的2002年萨班斯法-奥克斯利法案（“萨班斯—奥克斯利法案”）， 以及其他相适用的相关规则和规则相符合。

Section 3.18         No Integrated Offerings. The Company shall not make any offers or sales of any security (other than the securities being offered or sold hereunder) under circumstances that would require registration of the securities being offered or sold hereunder under the Securities Act.
无其他合并要约。除了本交易中出售的证券外，公司不应要约或出售任何需要根据证券法进行登记的公司证券。

Section 3.19         No Commissions in Connection with Conversion of Preferred Shares. In connection with the conversion of the Preferred Shares into Conversion Shares, neither the Company nor any Person acting on its behalf will take any action that would result in the Conversion Shares being exchanged by the Company other than with the then existing holders of the Preferred Shares exclusively where no commission or other remuneration is paid or given directly or indirectly for soliciting the exchange in compliance with Section 3(a)(9) of the Securities Act.
无与优先股转股相关的佣金。在根据证券法第3(a)(9)节的规定向优先股持股人之外的其他投资人劝诱交换转换股时，公司或任何公司的代表人没有直接或间接支付任何佣金或其他报酬。

Section 3.20          No Manipulation of Price.  The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

无操纵价格。公司不会直接或间接采取任何行动，意图或导致，或构成或合理预期会构成对公司证券价格的稳定和操纵。

ARTICLE IV
第四条

CONDITIONS
条件

Section 4.1           Conditions Precedent to the Obligation of the Company to Sell the Units. The obligation hereunder of the Company to issue and sell the Units, and the underlying Preferred Shares and the Warrants to the Purchaser is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.
第4.1节                  公司出售单元的义务的前提条件。在此协议下，公司仅在以下各条件在交割时或交割之前被满足或被放弃时，才承担发行并向购买人出售单元，优先股和期权的义务。此等条件是基于公司的利益，公司可随时依据自己的决定选择放弃此等条件。

(a)      Accuracy of the Purchaser’s Representations and Warranties. The representations and warranties of the Purchaser in this Agreement and each of the other Transaction Documents to which such Purchaser is a party shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.
(a)           各购买人的陈述与保证的准确性。此协议中各购买人的陈述与保证以及各购买人作为当事方的交易文件在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来衡量，但是若陈述和保证中明示说明了产生日期，则按照此日期来衡量。

(b)      Performance by the Purchaser. The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.
(b)           购买人的履行。在交割时或交割之前，各购买人应在各方面履行，达到并符合所有各购买人履行，达到或符合此协议所必需的合意，合同和条件。

(c)      No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.
(c)           无强制令。任何适格的法律管辖区中的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d)      Delivery of Purchase Price. The Purchase Price for the Units shall have been delivered to the escrow agent pursuant to the Closing Escrow Agreement.  The Minimum Offering Price shall have been delivered to the escrow agent.
(d)            购买价格的告知。单元的购买价格应依据交割第三方托管合同告知第三方托管人。最低发行价格也应告知至第三方托管人。

(e)       Delivery of Transaction Documents. The Transaction Documents to which the Purchaser is a party shall have been duly executed and delivered by the Purchaser to the Company.
(e)           交易文件的递交。任何购买人做为当事方的交易文件应由购买人及时的签署并递交至公司。

Section 4.2            Conditions Precedent to the Obligation of the Purchaser to Purchase the Units. The obligation hereunder of the Purchaser to acquire and pay for the Units is subject to the satisfaction or waiver, at or before the Closing, of each of the conditions set forth below. These conditions are for the Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.
第4.2节                 购买人购买单元的义务的前提条件。在此协议下，各购买人仅在以下各个条件在交割时或交割之前被满足或被放弃时，才承担购买单位并支付的义务。此等条件是基于购买人的利益，并且购买人可随时自行决定选择放弃此等条件。

(a)           Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(a)           公司的陈述与保证的准确性。此协议中公司的陈述与保证以及公司作为当事方的交易文件在各个重大方面都应真实并且准确，此真实性和准确性是针对协议签署时和交割日来判定，但是若陈述和保证中明示说明了做出日期，则按照此日期来判定。

(b)           Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.
(b)           公司的履行。在交割时或交割之前，公司应在各方面履行，满足并符合所有公司履行，满足或符合此协议所必需的合意，合同和条件。

(c)           No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.
(c)           无强制令。任何适格的法律管辖区中的法院或政府机构不得制定，通过，颁布或支持任何禁止此协议中所述交易发生的法条，规则，规章，可执行命令，法令，判决或强制令。

(d)           No Proceedings or Litigation. No action, suit or proceeding before any arbitrator or any governmental authority shall have been commenced, and no investigation by any governmental authority shall have been threatened, against the Company or any subsidiary, or any of the officers, directors or affiliates of the Company or any subsidiary seeking to restrain, prevent or change the transactions contemplated by this Agreement, or seeking damages in connection with such transactions.
(d)           无诉讼程序或诉讼。不得在任何仲裁员或任何政府机构提起任何诉讼，案件或诉讼程序；任何政府机构不得针对公司或其子公司，或公司或其子公司的任何管理人员，董事会成员或附属机构发起调查，试图限制，禁止或改变此协议所述的交易或要去与此类交易有关的损害赔偿。

(e)           Series C  Certificate of Designations of Rights and Preferences. Prior to the Closing, the Certificate of Amendment to the Certificate, including the Series C Certificate of Designations shall have been filed with the Secretary of State of Delaware.

(e)           C系列股权证书。在交割期，协议的修正案，包括C系列股权证书应向特拉华州提交。

(f)           Opinions of Counsel, Etc. At the Closing, the Purchaser shall have received an opinion of (i) U.S. counsel to the Company, dated the date of the Closing, in substantially the form of Exhibit H hereto, and such other certificates and documents as the Purchaser or its counsel shall reasonably require incident to the Closing,
(f)           法律顾问的意见书等。在交割时，购买人应受到（i）公司的美国法律顾问的意见，签署于交割日，与此协议附件H形式基本相似，以及此类其他的购买人或其法律顾问在交割时应合理要求的证书和文件。

(g)           Registration Rights Agreement. On the Closing Date, the Company shall have executed and delivered the Registration Rights Agreement to the Purchaser.
(g)           登记权协议。在交割日，公司应签署并向各购买人提供登记权协议。

(h)     Certificates. The Company shall have executed and delivered to the Purchaser the certificates (in such denominations as such Purchaser shall request) for the Preferred Shares and the Warrants being acquired by such Purchaser at the Closing (in such denominations as such Purchaser shall request) to such address set forth next to the Purchaser with respect to the Closing.
(h)           证书。公司应签署并向购买人送达由此购买人在交割时收购的优先股和期权的证书，地址应为交割时购买人的地址。证书的种类/面值依购买人所要求。

(i)     Resolutions. The Board of Directors of the Company shall have adopted resolution consistent with Section 2.1(b) hereof in a form reasonably acceptable to such Purchaser (the “Resolution”).
(i)           决议。公司董事会应采纳与此协议中第2.1节(b)相一致的，在形式上可被此购买人合理的接受的决议（“决议”）。

(j)     Reservation of Shares. As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Shares and the exercise of the Warrants, a number of shares of Common Stock equal to one hundred ten percent (110%) of the aggregate number of Conversion Shares issuable upon conversion of the Preferred Shares issued or to be issued pursuant to this Agreement and the number of Warrant Shares issuable upon exercise of the number of Warrants issued or to be issued pursuant to this Agreement.

(j)           股份的保留。在交割日，公司应从其经授权但未发行的普通股中保留部分股票，仅为了便于优先股的转换和期权的行使，保留的普通股的数量应等于，在已发行的或将要依此协议发行的优先股发生转换时将变成可发行的转换股，与在相同数量的已发行的或将要依此协议发行的期权被行使时将变成可发行的期权股的总数的百分之一百一十（110%）。

(k)     Secretary’s Certificate. The Company shall have delivered to such Purchaser a secretary’s certificate, dated as of the Closing Date, as to (i) the resolutions adopted by the Board of Directors of the Company consistent with Section 2.1(b), (ii) the Certificate, (iii) the Bylaws, (iv) the Series C Certificate of Designations, each as in effect at the Closing, and (v) the authority and incumbency of the officers of the Company executing the Transaction Documents and any other documents required to be executed or delivered in connection therewith.
(k)           秘书处的证书。公司向各购买人提供秘书处的证书，签署于交割日，关于（i）公司董事会采纳的与第2.1节(b)相一致的决议，（ii）协议，（iii）公司章程，（iv）于交割时生效的C系列股权证书，以及（v）公司在职的管理人员签署的交易文件和其他任何与此协议相关的必须签署或送达的文件。

(l)     Officer’s Certificate. The Company shall have delivered to the Purchaser a certificate of an executive officer of the Company, dated as of the Closing Date, confirming the accuracy of the Company’s representations, warranties and covenants as of the Closing Date and confirming the compliance by the Company with the conditions precedent set forth in this Section 4.2 as of the Closing Date.
(l)           管理人员的证书。公司应向购买人提供公司执行人员出具的证书，签署日为交割日，确认公司的陈述，保证和条款在交割日当日是准确的，并确认在交割日当日公司符合了第4.2节的前提条件。

(m)           Closing Escrow Agreement. On the Closing Date, the Company and the escrow agent shall have executed and delivered the Closing Escrow Agreement to the Purchaser.
(m)           第三方托管交割协议。在交割日，公司和第三方托管人应签署并向各购买人提供第三方托管交割协议。

(n)           Material Adverse Effect. No Material Adverse Effect shall have occurred at or before the Closing Date.
(n)           重大负面影响。在交割日或交割日之前不得产生重大负面影响。

ARTICLE V

Stock Certificate Legend
第五条
股权证书上的说明

Section 5.1           Legend. Each certificate representing the Preferred Shares and if appropriate, securities issued upon conversion thereof, and the Warrants and if appropriate, securities issued upon exercise thereof, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or “blue sky” laws):
第5.1节                  说明。各优先股股权证书和依转换而发行的证券的股权证书都应盖印或刻印有与下段文字基本相同的说明（此说明是对任何相关的州证券法或“蓝天”法所要求的说明的补充）：

THESE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE “SECURITIES”) HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

此证书代表的证券（“证券”）尚未依照1933年的证券法及其修改案（“证券法”）或任何的州证券法的要求登记，不得出售，转让或进行其他处理，除非已依照证券法和相关的州证券法进行登记，或者公司已收到法律顾问出具的意见书，提出依照证券法和相关的州证券法的条款，此证券的登记不是必须的。

The Company agrees to reissue certificates representing any of the Conversion Shares or the Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such sale and removal as the Company may reasonably request.  Such proposed transfer and removal will not be effected until: (a) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that the registration of the Conversion Shares or the Warrant Shares under the Securities Act is not required in connection with such proposed transfer, (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act, (iii) the Company has received other evidence reasonably satisfactory to the Company that such registration and qualification under the Securities Act and state securities laws are not required, or (iv) the holder provides the Company with reasonable assurances that such security can be sold pursuant to Rule 144~~(i)~~  under the Securities Act; and (b) either (i) the Company has received an opinion of counsel reasonably satisfactory to the Company, to the effect that registration or qualification under the securities or “blue sky” laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or “blue sky” laws has been effected or a valid exemption exists with respect thereto. The Company will respond to any such notice from a holder within five (5) business days. In the case of any proposed transfer under this Section 5.1, the Company will use reasonable efforts to comply with any such applicable state securities or “blue sky” laws, but shall in no event be required, (x) to qualify to do business in any state where it is not then qualified, (y) to take any action that would subject it to tax or to the general service of process in any state where it is not then subject, or (z) to comply with state securities or “blue sky” laws of any state for which registration by coordination is unavailable to the Company. The restrictions on transfer contained in this Section 5.1 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of this Agreement. Whenever a certificate representing the Conversion Shares or the Warrant Shares is required to be issued to a Purchaser without a legend, in lieu of delivering physical certificates representing the Conversion Shares or the Warrant Shares (provided that a registration statement under the Securities Act providing for the resale of the Warrant Shares and Conversion Shares is then in effect), the Company may cause its transfer agent to electronically transmit the Conversion Shares or Warrant Shares to a Purchaser by crediting the account of such Purchaser or such Purchasers prime broker with the DTC through its DWAC system (to the extent not inconsistent with any provisions of this Agreement).
如在转让任何此类证券之前，此持有人依公司的合理请求向公司发出了书面通知，通知中描述了此销售和移除的方式和条款，则公司同意重新发行代表转换股或期权股的未印有以上说明的股权证书。此销售和移除只有在满足以下条件后才生效：（a）任选其一（i）公司收到法律顾问出具的法律意见书，公司合理的觉得此意见书指出了依照证券法，此转让不要求登记转让股或期权股，（ii）公司已向证监会递交了依证券法涵盖了此处理方式的登记注册表，并已依据证券法生效，（iii）公司已收到其他公司认为满意的证据，说明依据证券法和州证券法此类登记和资格不是必须的，或（iv）持有人向公司提供合理的保证，保证此证券可依证券法下的144规则（i）出售；并且（b）任选其一（i）公司已收到法律顾问出具的法律意见书，公司合理的觉得此意见书提出了在任何州的证券法或“蓝天”法下，登记或资格不进行此处理所必需的，或（ii）已符合相关州证券法或“蓝天”法或存在有效的豁免。公司将在五（5）个工作日之内回复持有人发出的此类通知。在第5.1节所述的转让下，公司合理的尽力符合相关的州证券法或“蓝天”法，但不得被要求，（x）在任何公司没有资格经营的州获取资格，（y）在本不受管辖的州，采取可能使公司纳税或接受法律文书送达程序的行动，或（z）符合在经过协调之后登记仍对公司不适用的州的证券法或“蓝天”法。第5.1节中所述的对转让的限制是补充，且不得限制此协议其他部分中对此转让的限制的适用。 当转换股或期权股的股权证书必须不印有说明而发行给购买人时，未避免递交转换股或期权股股权证明本身（前提是允许期权股和转换股转售的登记注册表已依据证券法生效），公司可要求其转让代理人将转换股或期权股以电子形式传输给购买人，从此购买人账户中扣除款项或通过其保管机构直接支取系统从此购买人在存券信托公司的主要经纪人的账户中扣除款项（在不与此协议的条款相冲突的范围内）。

ARTICLE VI
第四条

Indemnification
补偿

Section 6.1           General Indemnity. The Company agrees to indemnify and hold harmless the Purchaser (and their respective directors, officers, managers, partners, members, shareholders, affiliates, agents, successors and assigns) from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Purchaser as a result of any inaccuracy in or breach of the representations, warranties or covenants made by the Company herein. The Purchaser severally but not jointly agrees to indemnify and hold harmless the Company and its directors, officers, affiliates, agents, successors and assigns from and against any and all losses, liabilities, deficiencies, costs, damages and expenses (including, without limitation, reasonable attorneys’ fees, charges and disbursements) incurred by the Company as a result of any inaccuracy in or breach of the representations, warranties or covenants made by such Purchaser herein. The maximum aggregate liability of the Purchaser pursuant to its indemnification obligations under this Article VI shall not exceed the portion of the Purchase Price paid by such Purchaser hereunder. In no event shall any “Indemnified Party” (as defined below) be entitled to recover consequential or punitive damages resulting from a breach or violation of this Agreement.
第6.1条                  常规补偿。公司同意补偿购买人（及其各自的董事会成员，高级职员，管理层人员，合伙人，成员，股东，附属机构，代理人，继承人和子实体）并保证其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失都由购买人承担的，因公司做出的保证，陈述和协议中的不准确或违反了其中条款而产生。各购买人同意可分的但不连带的补偿公司及其董事会成员，附属机构，代理人，继承者和子实体，并使其免受任何及所有的损失，责任，短缺，费用，损害赔偿和花销（包括但不限于，合理的律师费），以上所有损失是由公司承担的，因购买人做出的保证，陈述和协议中的不准确或违反了其中条款而产生。各购买人依此第四条中所述补偿而承担的最大的总责任不得超过此购买人所支付的购买价格。任何“受补偿方”（定义见下）不得享有因违反此协议而引起的间接损害赔偿或惩罚性损害赔偿

Section 6.2            Indemnification Procedure. Any party entitled to indemnification under this Article VI (an “Indemnified Party”) will give written notice to the indemnifying party of any matters giving rise to a claim for indemnification; provided, that the failure of any party entitled to indemnification hereunder to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Article VI except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any action, proceeding or claim is brought against an Indemnified Party in respect of which indemnification is sought hereunder, the indemnifying party shall be entitled to participate in and, unless in the reasonable judgment of the Indemnified Party a conflict of interest between it and the indemnifying party may exist with respect of such action, proceeding or claim, to assume the defense thereof with counsel reasonably satisfactory to the Indemnified Party. In the event that the indemnifying party advises an Indemnified Party that it will contest such a claim for indemnification hereunder, or fails, within thirty (30) days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the Indemnified Party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the Indemnified Party’s costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The Indemnified Party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party which relates to such action or claim. The indemnifying party shall keep the Indemnified Party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the Indemnified Party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. The indemnifying party shall not be liable for any settlement of any action, claim or proceeding effected without its prior written consent. Notwithstanding anything in this Article VI to the contrary, the indemnifying party shall not, without the Indemnified Party’s prior written consent, settle or compromise any claim or consent to entry of any judgment in respect thereof which imposes any future obligation on the Indemnified Party or which does not include, as an unconditional term thereof, the giving by the claimant or the plaintiff to the Indemnified Party of a release from all liability in respect of such claim. The indemnification required by this Article VI shall be made by periodic payments of the amount thereof during the course of investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred, so long as the Indemnified Party irrevocably agrees to refund such moneys if it is ultimately determined by a court of competent jurisdiction that such party was not entitled to indemnification. The indemnity agreements contained herein shall be in addition to (a) any cause of action or similar rights of the Indemnified Party against the indemnifying party or others, and (b) any liabilities the indemnifying party may be subject to pursuant to the law.

第6.2节                  补偿程序。任何依据此第六条有权享有补偿的当事方（“受补偿方”）应就任何因此补偿而引出的诉讼请求向补偿方发出书面通知；前提是，若受补偿方未能发出此通知，补偿方仍需承担其在此第六条下的补偿责任，除非此不作为会对补偿方产生不公正结果。在就此补偿而向受补偿方提出的任何诉讼，诉讼程序或诉讼请求中，补偿方应有权参与其中并与法律顾问一起提出受补偿方合理的觉得满意的抗辩，除非依据受补偿方的合理的判断，存在利益冲突，并且补偿方很可能在此诉讼，诉讼程序或诉讼请求中胜出。若补偿方告知受补偿方其将应诉，或在收到任何关于补偿的通知后的三十（30）天内未能书面通知受补偿方其将选择自费应诉，调解或折中方式（或在应诉后的任何时候停止抗辩），则受补偿方可自由选择应诉，调解或其它折中方法，或支付此诉讼或诉讼请求的费用。在任何情况下，除非补偿方书面选择并确已开始抗辩，因此抗辩，调节或折中方式而产生的受补偿方的费用和花销应为可依此条款补偿的款项。受补偿方应就此诉讼或诉讼请求的协商或抗辩与补偿方全力合作，并向补偿方提供受补偿方可合理获取的与此诉讼或诉讼请求相关的所有信息。补偿方应将抗辩或任何调解协商的进展情况及时通知受补偿方。若补偿方选择应诉此诉讼或诉讼请求，则受补偿方应有权自费与法律顾问参与到此抗辩中。补偿方不因任何未获其书面同意便生效的调解而承担责任，但是，若已将调解告知补偿方，但补偿方未能在收到此通知的三十（30）天内回应，则补偿方应对此调解承担责任。除非与此第六条规定相冲突，若未得到受补偿方的事先书面同意，补偿方不得同意调解或采用折中方式或同意任何要求受补偿方承担任何将来义务的判决或者不包含要求起诉方或原告免除所有受补偿方与此诉讼请求相关的所有责任这一无条件条款的判决。只要受补偿方同意（此同意为不可撤回）若适格法律管辖区的法院最终判定此当事方无权获得补偿，受补偿方将退还此所有补偿，则在调查或抗辩过程中收到的账单的款项，或在此期间产生的花销，损失，损害赔偿或责任的补偿应分期支付。此补偿协议是以下权利的补充（a）受补偿方针对补偿方所享有的任何诉因，及（b）任何补偿方可能依法承担的责任。

ARTICLE VII
第七条

Miscellaneous
其他条款

Section 7.1            Fees and Expenses. Except as otherwise set forth in this Agreement and the other Transaction Documents, each party shall pay the fees and expenses of its advisors, counsel, accountants and other experts, if any, and all other expenses, incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement, provided that the Company shall pay all actual and reasonable attorneys’ fees and expenses (including disbursements and out-of-pocket expenses) up to a maximum of $40,000 incurred by the Purchaser in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Transaction Documents.  The Company shall also pay all reasonable fees and expenses incurred by the Purchaser in connection with the enforcement of this Agreement or any of the other Transaction Documents, including, without limitation, all reasonable attorneys’ fees and expenses but only if the Purchaser is successful in any litigation or arbitration relating to such enforcement.  Any such fees and expenses that remain outstanding shall be paid out of the escrow account pursuant to the Closing Escrow Agreement, prior to the release of the Purchase Price to the Company.
第7.1节                 费用和花销。除此协议和其他交易文件所述，各当事方应自行支付其顾问，会计师和其他专家的费用和花销，以及所有其他与协商，准备，执行，送达和履行此协议有关的花销，前提是公司支付了所有实际产生的，合理的，因购买人准备，协商，执行和送达此协议及其他交易文件而产生的律师费用（包括垫付款项和现金支出），最高不超过[四万美元($40,000)]。公司还应支付所有合理的，因购买人执行此协议或其他任何交易文件而产生的费用和花销，包括但不限于所有合理的律师费，但当且仅当购买人在与此执行相关的诉讼或仲裁中胜诉。任何未支付的此类费用和花销应依据第三方托管交割合同在购买价格向公司公布之前，从第三方托管账户中支出。

Section 7.2             Specific Enforcement, Consent to Jurisdiction.
第7.2节                 特别履行，同意接受司法管辖。

(a)          The Company and the Purchaser acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Documents were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement or the other Transaction Documents and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.
(a)           公司和购买人承认并同意一旦发生无法补救的损失，不得要求此协议或其他交易协议的特别履行。双方也就此同意各方都有权要求强制令以阻止或消除此协议或其他交易文件的违约情况，并要求执行此协议或交易文件中的具体条款，此救济是对任何依据法律或衡平法可适用的救济的补充。

(b)           Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in this Section 7.2 shall affect or limit any right to serve process in any other manner permitted by law.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  The Company hereby appoints Leser Hunter Taubman & Taubman, with offices at 17 State Street, 20th Floor, New York, NY 10004 as its agent for service of process in New York.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.
（b） 公司和购买人（i）就所有因此协议或其他任何交易文件或其所述的交易而产生的诉讼或诉讼程序，接受位于纽约州南区的美国巡回法院以及位于纽约郡的纽约州法院的管辖，此接受不可撤回，并且（ii）放弃并同意不在任何诉讼或诉讼程序中提出任何关于不受此等法院属人管辖，或诉讼在不方便法院提起，或案件审判地不合适的诉讼请求。公司和购买人同意在此类诉讼中送达服务可通过使用挂号信或第二日送达服务（需有送达的证明）将依此协议所需的通知复印件送达至有效的地址，并同意此类送达是良好有效的法律文书送达和通知。第7.2节不得影响或限制任何其他法律允许的送达方式。各当事方就此放弃对个人送达法律文书的要求，同意以邮寄作为法律文书送达方式，并同意此类送达是良好有效的法律文书送达和通知。公司就此指定LHTT律师事务所（位于纽约州纽约市州街17号20层，10004）为文书送达的代理人。此条款不得限制任何其他法律所允许的有关法律文书送达的权利。

Section 7.3            Entire Agreement; Amendment. This Agreement and the other Transaction Documents contains the entire understanding and agreement of the parties with respect to the matters covered hereby and, except as specifically set forth herein or in the Transaction Documents, neither the Company nor any of the Purchaser makes any representations, warranty, covenant or undertaking with respect to such matters and they supersede all prior understandings and agreements with respect to said subject matter, all of which are merged herein. No provision of this Agreement nor any of the Transaction Documents may be waived or amended other than by a written instrument signed by the Company and the holders of at least fifty percent (50%) of the Preferred Shares then outstanding (the “Majority Holders”), and no provision hereof may be waived other than by a written instrument signed by the party against whom enforcement of any such waiver is sought. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Preferred Shares then outstanding. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents or holders of Preferred Shares, as the case may be.
第7.3节                 合同的完整性；修正案。此协议和其他交易文件即为当事方对所有协议中所述事项的完整理解和合意，除非此协议或其他交易文件中特别指明，公司或任何一购买人不得对此协议中所述事项做出任何陈述，保证，协议或承诺；针对所述事项的所有先前的理解和合意都合并到此协议和其他交易文件中，并被此协议和其他交易文件所取代。若无公司和至少百分之五十（50%）已发行的优先股的持有人（“大多数持有人”）的书面同意，此协议或其他交易文件中的任何条款不得被放弃或修改，且只有当享有权利的一方在此书面同意上签字时，此条款才可被放弃。若修正案不是对所有已发行的优先股的持有人适用，则此修正案无效。不得向任何修正或同意弃权或修改交易文件中的任何条款的个人支付对价，除非向此交易文件的所有当事方或所有优先股持有人提供相同的对价。

Section 7.4           Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 7.4), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following addresses or facsimile numbers as applicable:

第7.4节                  通知。所有通知，要求，同意，请求，指示和其他因此协议需要或允许的交流或与此协议中的交易相关的交流应以书面形式出现，在以下情况中，应被视为已送达并由预期的接收者收取：（i）若人力递送，则是递送的工作日（以人力递送服务的收据为证），（ii）若由要求回执的挂号信邮寄，则为邮寄后的两（2）个工作日，（iii）若使用第二日送达的快递服务（预付所有费用），则为递送的工作日（以具有一定公信力的第二日送达服务的收据为证），或（iv）若通过传真，且在收信人当地时间下午六点前发出的，为传真当天，若在其他时间，则为下一个工作日（以发送方传真机器打印的确认发送的通知为证）。若任何通知，要求，同意，请求，指示和其他交流因地址改变且未事前通知（须符合第7.4节要求），或者拒绝接收，则此通知，要求，同意，请求，指示和其他交流应视为在通知发出的第二个工作受到（以发送方的宣誓书为证）。所有此类通知，要求，同意，请求，指示和其他交流应递送至以下地址或传真号码：

If to the Company:
若至公司：

Moqizone Holding Corporation

摩奇地带控股公司

7A-D Hong Kong Industrial Building,

444-452 Des Voeux Road West,

Hong Kong

Lawrence Cheung,

Chief Executive Officer

with copies (which shall not constitute notice) to:
同时复印件（不构成通知）寄至：

Leser Hunter Taubman & Taubman
17 State Street, Suite 2000
New York, New York 10004
Tel. No.: (212) 732-7184
Fax No.: (212) 202-6380
Attn:  Louis Taubman, Esq.

Leser Hunter Taubman & Taubman

美国纽约市州街17号2000室

邮编10004

电话号码：(212) 732-7184

传真号码：(212) 202-6380

收件人：Louis Taubman, Esq.

If to any Purchaser:

_____________________________
_____________________________
Tel. No.: ______________________
Fax No: _________________________
若至购买人：
利华投资有限公司
_____________________________
_____________________________
电话: ________________________
传真: ________________________

Any party hereto may from time to time change its address for notices by giving at least ten (10) days written notice of such changed address to the other party hereto.
任何当事方可时常更改通知所用的地址，但需提前十（10）天以书面形式告知另一方。

Section 7.5            Waivers. No waiver by any party of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provisions, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

Section 7.6            Headings. The section headings contained in this Agreement (including, without limitation, section headings and headings in the exhibits and schedules) are inserted for reference purposes only and shall not affect in any way the meaning, construction or interpretation of this Agreement. Any reference to the masculine, feminine, or neuter gender shall be a reference to such other gender as is appropriate. References to the singular shall include the plural and vice versa.
第7.6节                  编号。此协议中的编号（包括但不限于各节编号以及附表和清单中的编号）仅是出于引用方便的考虑，不影响此协议的释义，解释或理解。任何分性别或不分性别的指代都应包括所有性别的指代。任何单数名词包应包括其相对应的复数名词，反之亦然。

Section 7.7            Successors and Assigns.  This Agreement may not be assigned by a party hereto without the prior written consent of the Company or the Purchaser, as applicable, provided, however, that, subject to federal and state securities laws and as otherwise provided in the Transaction Documents, a Purchaser may assign its rights and delegate its duties hereunder in whole or in part to an affiliate or to a third party acquiring all or substantially all of its Shares or Warrants in a private transaction without the prior written consent of the Company or the other Purchaser, after notice duly given by such Purchaser to the Company provided, that no such assignment or obligation shall affect the obligations of such Purchaser hereunder and that such assignee agrees in writing to be bound, with respect to the transferred securities, by the provisions hereof that apply to the Purchaser.  The provisions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. If any Purchaser transfers Preferred Shares purchased hereunder, any such penalty shares or liquidated damages, as the case may be, pursuant to this Agreement shall similarly transfer to such transferee with no further action required by the Purchaser or the Company.
第7.7节                 继承者和子实体。若未获得公司和购买人的事前书面同意，各当事方公司不得转让本协议；但是，依据联邦和州的证券法或交易文件所述，在未获得公司或其他购买人的事前书面同意下，但此购买人告知公司之后，购买人可向附属机构或在非公开交易中收购了其全部或基本全部股份或期权的第三方转让其全部或部分权利及义务；但是，此权利或义务的转让会影响此购买人在协议下的义务，此受转让者书面同意就被转让的证券以及接受此协议中适用于此购买人的条款的约束力。此协议的条款对允许的各继承者和子实体具有约束力。除在此协议中明示之外，此协议的条款，明示或暗含的，都不赋予除协议中的当事方及其各自的继承者和子实体任何权利，救济，义务或责任。如任何购买人将依此协议购买的优先股转让，则任何此类惩罚性股票或违约赔偿也将转让至此受转让人，公司或购买人无需采取其他行动。

Section 7.8            No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
第7.8节                  无第三方受益人。此协议的订立是为了此协议双方及其认可的继承者和子实体的权益，任何其他人不得执行此协议，此协议也不为其他人的权益服务。

Section 7.9            Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to any of the conflicts of law principles which would result in the application of the substantive law of another jurisdiction. This Agreement shall not be interpreted or construed with any presumption against the party causing this Agreement to be drafted.
第7.9节                  适用法律。此协议应根据纽约州的州内法执行和解释，但不包括任何可能导致适用非纽约州实体法的冲突法。此协议不适用“对起草人不利”的原则。

Section 7.10          Survival. The representations and warranties of the Company and the Purchaser shall survive the execution and delivery hereof and the Closing hereunder for a period of three (3) years following the Closing Date.
第7.10节                存续。公司和购买人的保证与陈述在此协议签署和送达后继续有效，有效期为交割日之后的三年。

Section 7.11          Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement and shall become effective when counterparts have been signed by each party and delivered to the other parties hereto, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.
第7.11节                副本。此协议可在多个副本上签署，每一份副本都可视为原件，所有副本都可视为同一协议并且在各方签署并送达本协议另一方时生效，当事方无需签署每一份副本。若签名是通过传真发送，此传真签名对签署方的约束力与将此传真签名视为原件的约束力相同

Section 7.12          Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchaser without the consent of the Purchaser unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.
第7.12节                公开性。公司同意，在未证的购买人同意的情况下，不披露，也不再任何公告中包括购买人姓名，除非法律或相关法规要求此类披露，但仅在要求的范围之内。

Section 7.13          Severability. The provisions of this Agreement and the Transaction Documents are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of the provisions contained in this Agreement or the Transaction Documents shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement or the Transaction Documents and such provision shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of such provision, had never been contained herein, so that such provisions would be valid, legal and enforceable to the maximum extent possible.
第7.13节                可分割性。此协议和交易文件中的条款具有可分割性，若具有适格管辖权的法院判定此协议和交易文件中的任意条款无效，不合法或不可执行，其他条款的效力不受影响，并且在解释此有效条款时，应将无效的条款视为不存在，以便有效条款能在最大程度上被执行。

Section 7.14         Further Assurances. From and after the date of this Agreement, upon the request of any Purchaser or the Company, each of the Company and the Purchaser shall execute and deliver such instrument, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement, the Preferred Shares, the Conversion Shares, the Warrants, the Warrant Shares, the Series C Certificate of Designation, the Registration Rights Agreement and the other Transaction Documents.
第7.14条                将来的保证。在此协议签署之后，应任何购买人或公司的要求，公司或购买人应签署并送达此类文书，文件及其他合理的必需的或需要的文档；这些文档是为了确认和执行并充分的完成此协议，优先股，转换股，期权，期权股，C系列股权证书，登记权协议和其他交易文件的目的。

Section 7.15          Currency.  Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States Dollars.  All amounts owing under this Agreement or any Transaction Document shall be paid in US dollars.  All amounts denominated in other currencies shall be converted in the US dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.  “Exchange Rate” means, in relation to any amount of currency to be converted into US dollars pursuant to this Agreement, the US dollar exchange rate as published in The Wall Street Journal on the relevant date of calculation.

第7.15节                货币。除特别注明，此协议中的所有金额单位都为美国美元。此协议或任何交易文件中的数额都应用美国美元支付。所有已其他货币表示的金额都应以计算当日的汇率换算为以美国美元为单位的数额。在此协议中涉及到将任何数额的货币转换成以美国美元为单位中的“汇率”指《华尔街日报》在计算当日公布的美元汇率。

Section 7.16          Termination.  This Agreement may be terminated prior to Closing:
第7.16节                终止。此协议可在交割前终止：

(a)           by mutual written agreement of the Purchaser and the Company, a copy of which shall be provided to the Escrow Agent appointed under the Closing Escrow Agreement; and
(a)           购买人和公司双方书面同意，且应向第三方托管交割协议中任命的第三方托管人提供此书面同意的复印件；且

(b)           by the Company or a Purchaser (as to itself but no other Purchaser) upon written notice to the other, with a copy to the Escrow Agent, if the Closing shall not have taken place by 5:00 p.m. Eastern time on March 15, 2010, 2010, unless extended for a period of no more than thirty (30) calendar days by the Company, in which case the Closing shall not have taken place by 5:00 p.m. Eastern time on March 15, 2010; provided, that the right to terminate this Agreement under this Section 7.16(b) shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time.
(b)           若在2010年1月——日东部时间下午五点前未完成交割（若公司将此交割推迟不晚于三十（30）日历日，则在2010年1月——日东部时间下午五点为完成交割），则公司或单个购买人（仅指此一个而不包括其他购买人）以书面通知告知另一方，并将复制件送达至第三方托管人；前提是，若因某人任何未能履行其在此协议下的义务而导致无法完成交割，则此人不享有第7.16节（b）中终止协议的权利。

(c)           In the event of a termination pursuant to Section 7.16(a) or 7.16(b), each Purchaser shall have the right to a return of up to its entire Purchase Price deposited with the Escrow Agent pursuant to this Agreement, without interest or deduction.  The Company covenants and agrees to cooperate with such Purchaser in obtaining the return of its Purchase Price, and shall not communicate any instructions to the contrary to the Escrow Agent.

(c)           若发生第7.16节（a）或（b）中的终止，各购买人有权要求退还存于第三方托管人处的款项（不包含利息或扣除），最高不超过其购买价格。公司同意与此购买人协作获取此退款，不得向第三方托管人发出与此相反的指示。

(d)           In the event of a termination pursuant to this Section, the Company shall promptly notify all non-terminating Purchaser. Upon a termination in accordance with this Section 7.16, the Company and the terminating Purchaser(s) shall not have any further obligation or liability (including as arising from such termination) to the other and no Purchaser will have any liability to any other Purchaser under the Transaction Documents as a result therefrom.

(d)           若发生此节所述终止，公司应立即通知所有未终止协议的购买人。在发生此节所述终止后，公司和终止购买人不再对对方承担任何进一步的职责或责任（包括因此终止而产生的），并且购买人对交易文件下的任何其他的购买人也不承担任何责任。

Section 7.17.        Language. The Agreement is in English only; the Chinese language herein is merely for reference purpose for the Purchaser. If there is any conflict between the English and Chinese language, English language prevails.
语言。本协议仅为英文版本，中文版本仅购买人参考之用，如有冲突，以英文本为准。

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officer as of the date first above written.
在此双方确认和签署。

The Company:		MOQIZONE HOLDING CORP.

By:
Name: Lawrence Cheung
Title: Chief Executive Officer

Purchaser Signature Page

IN WITNESS WHEREOF, the Purchaser has caused this Agreement to be duly executed individually or by its authorized officer or member as of the date first above written.

The Purchaser:

By:    ___________________

Name: ____________________________
Title:

Number of Units Purchased: __________
Total Purchase Price: ($2.25 x No. of Units) $_______________

Address and Contacts of Purchaser:

telephone:
fax:
email :

EXHIBIT A TO THE
SECURITIES PURCHASE AGREEMENT

证券购买协议附录A

DEFINITION OF “ACCREDITED INVESTOR”
“合格投资者”的定义

The term “accredited investor” means:
“合格投资者”的定义是：

1)
    A bank as defined in Section 3(a)(2) of the Securities Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 (the “Investment Company Act”) or a business development company as defined in Section 2(a)(48) of the Investment Company Act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of US $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 (“ERISA”), if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or if the employee benefit plan has total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

证券法条文3(a)(2)定义下的银行，或证券法条文3(a)(5)(A)定义下的储贷机构或其他机构，无论是否代表自己或作为受托人身份；在1934年证券交易法下注册的代理人或经纪人；证券法条文2(13)定义下的保险公司；在1940年投资公司法（“投资公司法”）下注册的投资公司或投资公司法条文2(a)(48)定义下的商业发展公司；经美国小企业署在1958年小企业投资法条文301(c)或(d)下批准的小企业投资公司；由州、州下属政治分支、或前者的代理机构或中介为其雇员利益而设立及维持的方案，如果此方案有超过价值五百万美元的资产；1974年雇员退休收入保障法（“ERISA”）定义下的雇员福利方案，如果作出投资决定的是ERISA条文3(21)定义下的方案受托人（即银行、储贷机构、保险公司或注册的投资顾问），或如果雇员福利方案有超过价值五百万美元的资产，或者如果是自主方案的话投资决定完全由合格投资者作出。

2)	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
1940年投资顾问法条文202(a)(22)定义下的私人商业发展公司。

3)
    An organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000.

国内税收法条文501(c)(3)下的组织、法人、马萨诸塞信托或类似商业信托、或合伙人，成立的具体目的并非为了收购要约提供的证券，并有超过价值五百万美元的资产。

4)	A director or executive officer of the Company.
公司的董事或执行官员。

5)	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds US $1,000,000.
个人净资产或与配偶联合的净资产在购买时价值超过一百万美元的自然人。

6)
    A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

在最近两年中每年的个人收入超过二十万美元或与配偶联合的收入超过三十万美元的自然人，并且有合理期待在本年达到同样的收入水平。

7)
    A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) (i.e., a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment).

具有价值超过五百万美元总资产、成立的具体目的并非为了收购要约提供的证券、其购买由符合条文506(b)(2)(ii)定义的“行家”（即：具有金融和商业领域的知识和经验，能够权衡未来投资利弊的个人）决定的信托。

8)
    An entity in which all of the equity owners are accredited investors.  (The Purchaser must identify each equity owner and provide statements signed by each demonstrating how each is qualified as an accredited investor.)

全部的证券所有权人都是合格投资者的企业。（股东必须列明各证券所有权人，并提供各所有权人签名的文件声明各所有权人如何符合合格投资者的定义。）

EXHIBIT A-1 TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附录A-1

EXHIBIT A-1
附录A-1

ACCREDITED INVESTOR REPRESENTATIONS
合格投资者声明

Each Purchaser indicating that it is an Accredited Investor, severally and not jointly, further represents and warrants to the Company as follows:

各购买人表示其为合格投资者，分别地并非联合地，进一步向公司声明和保证如下：

1.	Such person or entity qualifies as an Accredited Investor on the basis set forth on its signature page to this Agreement.

此人或企业符合此协议签名页对合格投资者的规定。

2.
Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such Purchaser’s interests in connection with the transactions contemplated by this Agreement.

此人或企业具有金融、证券、投资和其他商业知识和经验，能够保护股东在与此协议相关交易中的利益。

3.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

此人或企业，如认为有必要，就其在单元的投资咨询了税、法律、会计和金融方面的顾问。

4.
Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

此人或企业了解投资在单元的各种风险，并能无限期地承受这些风险，其中包括不设限制地承受可能失去全部在单元上的投资的风险。

5.
Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

此人或企业可以获得公司呈交给证券交易所的报告，并且在此协议有关的交易进行中时被提供了所有此人或企业要求的公司公共信息，所有这些公共信息都足够帮助此人或企业权衡投资单元的风险。

6.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

此人或企业被提供了提出问题的机会，并且得到关于公司的答案以及发行单元的条款。

7.
Such person or entity is not relying on any representations and warranties concerning the Company, whether oral or written, made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

除了包含在本协议的声明和保证之外，此人或企业没有依赖任何由公司或公司官员、员工或代理人作出的关于公司的声明和保证。

8.	Such person or entity is acquiring the Units for such person’s or entity’s, as the case may be, own account, for investment and not for distribution or resale to others.

此人或企业购买单元是为其自身投资用途，而并非为了分发或销售给他人。

9.
Such person or entity will not sell or otherwise transfer the Units, unless either (a) the transfer of such securities is registered under the Securities Act or (b) an exemption from registration of such securities is available.

此人或企业不会出售或转让单元，除非(a) 此转让证券在证券法下注册；或 (b) 豁免注册此证券适用。

10.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units substantially in the form set forth in Section 5.1.

此人或企业同意在单元的证书或其他证明文件上放置条文5.1内规定格式的限制性文字。

11.
Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并承认单元没有被任何联邦或州证券委员会或管理机构所推荐，前述机构没有确认或判断任何提供给此人或此企业关于公司的信息的正确性，任何与此相反的声明构成刑事犯罪。

 EXHIBIT A-2 TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附录A-2

NON U.S. PERSON REPRESENTATIONS
非美国人声明

Each Purchaser indicating that it is not a U.S. person, severally and not jointly, further represents and warrants to the Company as follows:

各购买者表明其不是美国人，分别地并非联合地，进一步向公司声明和保证如下：

1.	At the time of (a) the offer by the Company and (b) the acceptance of the offer by such person or entity, of the Units, such person or entity was outside the United States.

在(a) 公司提出单元的要约时，及 (b) 此人或企业接受要约时，此人或企业在美国境外。

2.
Such person or entity is acquiring the Units for such Purchaser’s own account, for investment and not for distribution or resale to others and is not purchasing the Units for the account or benefit of any U.S. person, or with a view towards distribution to any U.S. person, in violation of the registration requirements of the Securities Act.

此人或企业购买单元是为其自身投资用途，而并非为了分发或销售给他人，且购买单元并非为了任何美国人的利益，或打算违反证券法的注册要求分发给任何美国人。

3.
Such person or entity will make all subsequent offers and sales of the Units either (x) outside of the United States in compliance with Regulation S; (y) pursuant to a registration under the Securities Act; or (z) pursuant to an available exemption from registration under the Securities Act.  Specifically, such person or entity will not resell the Units to any U.S. person or within the United States prior to the expiration of a period commencing on the Closing Date and ending on the date that is one year thereafter (the “Distribution Compliance Period”), except pursuant to registration under the Securities Act or an exemption from registration under the Securities Act.

此人或企业购买和出售投资单元会(x)根据规则S在美国境外进行；(y) 根据证券法下的登记注册书；或(z) 根据证券法可以适用豁免。特别是，从交割结算日开始后一年内（“分销特定期限”），此人或企业不得向任何美国个体出售或在美国境内出售，除非是根据证券法下的登记注册申请书或登记豁免进行出售。

4.
Such person or entity has no present plan or intention to sell the Units in the United States or to a U.S. person at any predetermined time, has made no predetermined arrangements to sell the Units and is not acting as a Distributor of such securities.

此人或企业目前没有任何计划或准备在任何预定的期限内在美国境内或向美国人出售投资单元，也没有任何预定的安排出售投资单元或作为证券的分销商。

5.
Neither such person or entity, its Affiliates nor any Person acting on behalf of such person or entity, has entered into, has the intention of entering into, or will enter into any put option, short position or other similar instrument or position in the U.S. with respect to the Units at any time after the Closing Date through the Distribution Compliance Period except in compliance with the Securities Act.

此人或企业，关联人或任何代表人，没有签订或有意图在分销特定期限内在美国签订或会签订关于投资单元的任何卖方期权、短线持有或任何类似的工具或持有，

6.	Such person or entity consents to the placement of a legend on any certificate or other document evidencing the Units substantially in the form set forth in Section 5.1.

此人或企业同意在任何股权证书或其他投资单元证明文件上根据第5.1条的格式印上限制交易。

7.
Such person or entity is not acquiring the Units in a transaction (or an element of a series of transactions) that is part of any plan or scheme to evade the registration provisions of the Securities Act.

此人或企业目前没有购买任何规避证券法登记条款的交易计划或设计中的投资单元。

8.
Such person or entity has sufficient knowledge and experience in finance, securities, investments and other business matters to be able to protect such person’s or entity’s interests in connection with the transactions contemplated by this Agreement.

此人或企业有充分的金融、证券、投资和其他商业知识和经验来保护本交易中自己的利益。

9.	Such person or entity has consulted, to the extent that it has deemed necessary, with its tax, legal, accounting and financial advisors concerning its investment in the Units.

此人或企业在其认为必要的范围内就投资购买投资单元咨询了其税收、法律、会计和融资顾问。

10.
Such person or entity understands the various risks of an investment in the Units and can afford to bear such risks for an indefinite period of time, including, without limitation, the risk of losing its entire investment in the Units.

此人或企业明白作此投资的各种风险并且有能力在不确定的时间内承担这些风险，包括但不限于，完全损失掉其在投资单元中的投资。

11.
Such person or entity has had access to the Company’s publicly filed reports with the SEC and has been furnished during the course of the transactions contemplated by this Agreement with all other public information regarding the Company that such person or entity has requested and all such public information is sufficient for such person or entity to evaluate the risks of investing in the Units.

此人或企业有途径获得公司向证监会申报的所有报表，而且在交易的过程中在其要求的前提下公司提供了其他公共信息，所有这些公共信息对于该人或企业评估投资风险是充分的。

12.	Such person or entity has been afforded the opportunity to ask questions of and receive answers concerning the Company and the terms and conditions of the issuance of the Units.

此人或企业有机会就公司和投资单元发行的条件和规定提问和获得解答。

13.
Such person or entity is not relying on any representations and warranties concerning the Company made by the Company or any officer, employee or agent of the Company, other than those contained in this Agreement.

此人或企业没有依赖公司或任何管理人员、员工或代理在本协议之外所做的关于公司的任何陈述和保证。

14.
Such person or entity will not sell or otherwise transfer the Shares unless either (A) the transfer of such securities is registered under the Securities Act or (B) an exemption from registration of such securities is available.

此人或企业不会出售或转让股票，除非(A) 这些股票的转让已依据证券法登记注册或(B)可以适用登记注册豁免。

15.
Such person or entity represents that the address furnished on its signature page to this Agreement is the principal residence if he is an individual or its principal business address if it is a corporation or other entity.

此人或企业在签字页提供的地址是其主要住所地（如其为个人）或主要营业地（如其为公司或其他实体）。

16.
Such person or entity understands and acknowledges that the Units have not been recommended by any federal or state securities commission or regulatory authority, that the foregoing authorities have not confirmed the accuracy or determined the adequacy of any information concerning the Company that has been supplied to such person or entity and that any representation to the contrary is a criminal offense.

此人或企业了解并认同投资单元没有经任何联邦或州的证监会或监管机构推荐，以下机构也没有确认或决定过提供给此人或企业的公司的信息的准确性；与此相反的情况将构成刑事犯罪。

EXHIBIT B TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件B

FORM OF SERIES C  CERTIFICATE OF DESIGNATIONS

C系列优先股股权证明书

EXHIBIT C TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件C

FORM OF SERIES C WARRANT

C系列期权证书

EXHIBIT D TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件D

FORM OF SERIES D WARRANT
D系列期权证书

EXHIBIT E TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件E

FORM OF REGISTRATION RIGHTS AGREEMENT
登记注册申请书

EXHIBIT F TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件F

FORM OF CLOSING ESCROW AGREEMENT

第三方托管协议

EXHIBIT G TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件G

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

不可撤消的股票经纪人通知

as of ____________, 2010

[Name and address of Transfer Agent]
股票经纪人的名字和地址
Attn: _____________
 收信人：_____

Ladies and Gentlemen:
 女士们和先生们：

Reference is made to that certain Securities Purchase Agreement (the “Purchase Agreement”), dated as of __________, 2010, by and among Moqizone Holdings Corp., a Delaware corporation (the “Company”), and each of the Purchaser of Units whose name is set forth on the signature page to the Purchase Agreement hereto (the “Purchaser”), pursuant to which the Company is issuing to the Purchaser units (the “Units”), consisting of (i) shares of its Series C Convertible Preferred Stock, par value $0.001 per share, (the “Preferred Shares”) and (ii) Series C and Series D warrants (the “Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”). This letter shall serve as our irrevocable authorization and direction to you provided that you are the transfer agent of the Company at such time) to issue shares of Common Stock upon conversion of the Preferred Shares (the “Conversion Shares”) and exercise of the Warrants (the “Warrant Shares”) to or upon the order of a Purchaser from time to time upon (i) surrender to you of a properly completed and duly executed Conversion Notice or Exercise Notice, as the case may be, (ii) in the case of the conversion of Preferred Shares, a copy of the certificates (with the original certificates delivered to the Company) representing Preferred Shares being converted or, in the case of Warrants being exercised, a copy of the Warrants (with the original Warrants delivered to the Company) being exercised (or, in each case, an indemnification undertaking with respect to such share certificates or the warrants in the case of their loss, theft or destruction), and (iii) delivery of a treasury order or other appropriate order duly executed by a duly authorized officer of the Company. So long as you have previously received (x) written confirmation from counsel to the Company that a registration statement covering resales of the Conversion Shares or Warrant Shares, as applicable, has been declared effective by the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and no subsequent notice by the Company or its counsel of the suspension or termination of its effectiveness and (y) a copy of such registration statement, and if the Purchaser represents in writing that the Conversion Shares or the Warrant Shares, as the case may be, were sold pursuant to the Registration Statement, then certificates representing the Conversion Shares and the Warrant Shares, as the case may be, shall not bear any legend restricting transfer of the Conversion Shares and the Warrant Shares, as the case may be, thereby and should not be subject to any stop-transfer restriction. Provided, however, that if you have not previously received those items and representations listed above, then the certificates for the Conversion Shares and the Warrant Shares shall bear the following legend:
 根据摩奇地带控股公司（“公司”）和购买协议中签名的购买人在2010年 月 日签订的证券购买协议（“购买协议”），公司向购买人发行投资单元（“投资单元”），包括(i) C系列优先股，票面价值0.001 美元/每股（“优先股”）和(ii) 购买公司票面值为0.001美元/每股的普通股（“普通股”）的E系列和F系列期权（“期权”）。本通知应袖为我们不可撤消的授权和指示如果你当时仍为公司的股票经纪人，指示你在优先股转换股（“转换股”）或期权行使（“期权行权股”）时发行公司普通股；或在购买人随时提出要求，并(i) 向你送达了适当完成和依法签署的转股通知或行权通知，并(ii) 在优先股转股的情况下，优先股股权证书的复印件（原件送达公司），在期权行权的情况下，期权证书的复印件（原件送达公司），以及(iii) 送达公司依法签署执行的指示。只要你之前收到过(x)公司法律顾问的书面确认转换股或行权股的再次出售已经根据证券法向证监会登记注册且登记注册申请书有效，并且没有收到任何后续的公司或法律顾问通知暂停或停止该登记注册申请书的效力，以及(y)该登记注册申请书的复印件，如果购买人书面陈述将会根据该登记注册申请书出售转换股或行权股，那么，该转换股或行权股的证书上不应附有任何交易限制或其他禁止转让的限制。如果你没有收到以上文件和陈述，那么转换股或行权股的证书应印有交易限制。

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OR APPLICABLE STATE SECURITIES LAWS, OR THE COMPANY SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.”

 “本证书代表的证券没有根据经修订的1933年证券法、或任何州证券法登记，不得出售、转让或作其他处置，除非经证券法或其他适用的州证券法登记；或者公司收到其法律顾问出具的意见书说明该证券根据证券法和州证券法的规定，不需登记。”

Please be advised that the Purchaser is relying upon this letter as an inducement to enter into the Purchase Agreement and, accordingly, the Purchaser is a third party beneficiary to these instructions.

 请注意，购买人信赖于本通知签署购买协议，因此，购买人是这些通知的第三方受益人。

Please execute this letter in the space indicated to acknowledge your agreement to act in accordance with these instructions. Should you have any questions concerning this matter, please contact me at ___________.
如同意，请签署并执行该指示。如果有任何问题，请联系

Very truly yours,

[________________________________________]

By:

Name:

Title:

ACKNOWLEDGED AND AGREED:

[TRANSFER AGENT]

By:

Name:

Title:

Date:

EXHIBIT H TO THE
SECURITIES PURCHASE AGREEMENT
证券购买协议附件H

FORM OF OPINION OF COUNSEL
法律意见书

[TO BE PROVIDED BY HODGSON RUSS LLP]